P R O S P E C T U S
May 1, 2010

WRL FORLIFESM
issued through
WRL Series Life Account
by
Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St. Petersburg, Florida 33716

Direct electronic, telephonic and facsimile transactions to the
Administrative Office:
(727) 299-1800 or 1-800-851-9777
Facsimile : 1-727-299-1648 (subaccount transfers only)
1-727-299-1620 (all other fax requests)
www.westernreserve.com

Send Claim Forms to the Administrative Office at:
P.O. Box 9008
Clearwater, FL 33758-9008

Send all payments made by check, and all other correspondence and notices to the Mailing Address:
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL ForLife, SM a flexible premium variable life insurance policy (the “Policy”).  You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust – Initial Class (“Series Trust”), the Fidelity Variable Insurance Products Funds – Service Class 2 (“Fidelity VIP Fund”), the ProFunds, the Access One Trust (“Access Trust”), the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein”), and the Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton”), (collectively, the “funds”).  Please refer to the next page of this prospectus for the list of portfolios available to you under this Policy.

Investing in the Polic y   involves risk, including possible loss of premiums.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus.  Certain portfolios may not be available in all states.  Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

i

PORTFOLIOS AVAILABLE UNDER YOUR POLICY
Transamerica Series Trust:	Transamerica Series Trust (cont.):	ProFunds (cont.):
➢ Transamerica AEGON High Yield Bond VP*	➢ Transamerica JPMorgan Enhanced Index VP	➢ ProFund VP NASDAQ-100
➢ Transamerica Asset Allocation – Conservative VP*	➢ Transamerica Jennison Growth VP*	➢ ProFund VP Oil & Gas ➢ ProFund VP Pharmaceuticals
➢ Transamerica Asset Allocation – Growth VP*	➢ Transamerica MFS International Equity VP	➢ ProFund VP Precious Metals
➢ Transamerica Asset Allocation – Moderate Growth VP*	➢ Transamerica Money Market VP	➢ ProFund VP Short Emerging Markets
➢ Transamerica Asset Allocation – Moderate VP*	➢ Transamerica PIMCO Total Return VP	➢ ProFund VP Short International
➢ Transamerica Balanced VP	➢ Transamerica Small/Mid Cap Value VP	➢ ProFund VP Short NASDAQ-100
➢ Transamerica BlackRock Large Cap Value VP	➢ Transamerica T. Rowe Price Small Cap VP	➢ ProFund VP Short Small-Cap
➢ Transamerica Clarion Global Real Estate Securities VP	➢ Transamerica Third Avenue Value VP	➢ ProFund VP Small-Cap
➢ Transamerica Convertible Securities VP	➢ Transamerica U.S. Government Securities VP	➢ ProFund VP Small-Cap Value
➢ Transamerica Diversified Equity VP*	➢ Transamerica Van Kampen Large Cap Core VP	➢ ProFund VP Telecommunications
➢ Transamerica Efficient Markets VP	➢ Transamerica Van Kampen Mid-Cap Growth VP	➢ ProFund VP UltraSmall-Cap
➢ Transamerica Federated Market Opportunity VP	➢ Transamerica WMC Diversified Growth VP*	➢ ProFund VP U.S. Government Plus
➢ Transamerica Focus VP		➢ ProFund VP Utilities
➢ Transamerica Foxhall Emerging Markets/Pacific Rim VP*	ProFunds:	Access One Trust:
➢ Transamerica Foxhall Global Conservative VP*	➢ ProFund VP Asia 30	➢ Access VP High Yield Fund
➢ Transamerica Foxhall Global Growth VP*	➢ ProFund VP Basic Materials	AllianceBernstein Variable Products Series Fund, Inc.:
➢ Transamerica Foxhall Global Hard Asset VP*	➢ ProFund VP Bull	➢ Alliance Bernstein Balanced Wealth Strategy Portfolio
➢ Transamerica Growth Opportunities VP	➢ ProFund VP Consumer Services
➢ Transamerica Hanlon Balanced VP*	➢ ProFund VP Emerging Markets	Franklin Templeton Variable Insurance Products Trust:
➢ Transamerica Hanlon Growth and Income VP*	➢ ProFund VP Europe 30	➢ Franklin Templeton VIP Founding Funds Allocation Fund
➢ Transamerica Hanlon Growth VP*	➢ ProFund VP Falling U.S. Dollar
➢ Transamerica Hanlon Managed Income VP*	➢ ProFund VP Financials	Fidelity Variable Insurance Products:
➢ Transamerica Index 50 VP	➢ ProFund VP International	➢ Fidelity VIP Index 500 Portfolio
➢ Transamerica Index 75 VP	➢ ProFund VP Japan
➢ Transamerica International Moderate Growth VP*	➢ ProFund VP Mid-Cap
➢ Transamerica JP Morgan Core Bond VP	➢ ProFund VP Money Market

* Please see the footnote for this portfolio in the section entitled “Western Reserve, the Separate Account, the Fixed Account and the Portfolios” in this prospectus.

ii

Table of Contents                                                                                     WRL ForLifeSM
Policy Benefits/Risks Summary	1
Policy Benefits	1
Risks of Your Policy	3
Fee Tables	4
For Policies Applied for On or After October 30, 2008	5
For Policies Applied for Before October 30, 2008 and Issued Before January 1, 2009	12
Western Reserve, the Separate Account, the Fixed Account and the Portfolios	20
Western Reserve	20
The Separate Account	21
The Fixed Account	22
The Portfolios	22
Charges and Deductions	32
The Policy	42
Policy Features	46
Premiums	46
Transfers	48
General	48
Strategies to Support the Policy	52
Asset Rebalancing Program	54
Third Party Asset Allocation Services	54
Policy Values	55
Cash Value	55
Net Surrender Value	55
Subaccount Value	55
Fixed Account Value	56
Death Benefit	56
Death Benefit Proceeds	56
Death Benefit	57
Surrenders and Cash Withdrawals	62
Surrenders	62
Cash Withdrawals	63
Canceling a Policy	64
Signature Guarantees	64
Loans	64
General	64
Policy Lapse and Reinstatement	66
Lapse	66
Reinstatement	68
Federal Income Tax Considerations	69
Tax Status of the Policy	69
Tax Treatment of Policy Benefits	69
Other Policy Information	71
Settlement Options	72
Retained Asset Accounts	72
Payments We Make	73
Split Dollar Arrangements	73
Policy Termination	73
Assignment of the Policy	74
Supplemental Benefits (Riders)	74
Accidental Death Benefit Rider	74
Other Insured Rider	74
Disability Waiver of Monthly Deductions Rider	75
Disability Waiver of Premium Rider	75
Primary Insured Rider Plus ("PIR Plus")	76
Living Benefit Rider (an Accelerated Death Benefit)	77
Additional Information	78
Sending Forms and Transaction Requests in Good Order	78
Sale of the Policies	78
Legal Proceedings	79
Financial Statements	80
Table of Contents of the Statement of Additional Information	80
Glossary	81
For Policies Applied For On or After October 30, 2008:
Appendix A-1: Surrender Charge per Thousand of Specified Amount Layer	86
Appendix B-1: Monthly per Unit Charges (Rate per Thousand)	88
Appendix C-1: Illustrations	90
For Policies Applied For Before October 30, 2008 and Issued Before January 1, 2009:
Appendix A-2: Surrender Charge per Thousand of Specified Amount Layer	96
Appendix B-2: Monthly per Unit Charges (Rate Per Thousand)	98
Appendix C-2: Illustrations	100
Prospectus Back Cover	104

iii

Policy Benefits/Risks Summary                                             WRL ForLifeSM

This summary describes the Policy’s important benefits and risks.  More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”).  For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•
The WRL ForLife is an individual flexible premium variable life insurance policy, which gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value.

•
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time.  You should consider this Policy in conjunction with other insurance that you own.

•
There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 15 Policy years and for 15 years from the date of any increase in the specified amount.

•
You can invest your net premium in, and transfer your cash value to, subaccounts.  While allocated to subaccounts, your cash value will fluctuate with the daily performance of the portfolios in which the subaccount invest.

•
You may place your money in the fixed account where it earns an interest rate declared in advance for a specified period (at least 2% annual interest), or in any of the subaccounts of the Separate Account which are described in this prospectus.

•
The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals).  Because returns are not guaranteed, the Policy is not suitable as a short-term investment savings vehicle.

•	Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy’s cash value as part of the monthly deductions.
•
Your Policy has a No Lapse Guarantee which is in effect as long as you have paid sufficient amounts into the fixed account so that the Guaranteed Death Benefit Measure (“GDBM”) is at least zero and the Policy has not previously lapsed and been reinstated.  The No Lapse Guarantee and the GDBM are described in more detail in the section entitled “Policy Lapse and Reinstatement” in this prospectus.

•	We offer three (3) bands of coverage under the Policy depending on the initial specified amount of insurance you have selected and any adjustments to the specified amount after issue:
o	Band 1: $50,000 - $4999,999
o	Band 2: $500,000 - $999,999
o	Band 3: $1,000,000 or more
•
You will have a “free-look period” once we deliver your Policy.  You may return the Policy during this period and receive a refund.  We will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page.  Please see “Canceling a Policy” for a description of the free-look period.

•
You may increase the specified amount once each Policy year and you may decrease the specified amount after the Policy has been in force for three years.  You may not increase and decrease the specified amount in the same Policy year.  The amount of your decrease may be limited.  For further details on any changes that you may incur, please see “Death Benefits – Increasing/Decreasing the Specified Amount” in this prospectus.

Flexibility

The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:
•	Choose the timing, amount and frequency of premium payments.
•	Change the Death Benefit Option.
•	Increase or decrease the amount of the insurance coverage.
•	Change the beneficiary.
•	Transfer cash value among investment options available under the Policy.
•	Take a loan against the Policy (as long as the Policy is in force).
•	Take a cash withdrawal or surrender the Policy.

Death Benefit

If the insured dies while the Policy is in force, we will pay a death benefit to the named beneficiary(ies) in accordance with the terms of the Policy.  The amount of the death benefit generally depends on the specified amount of insurance that you select, the death benefit option that you choose, your Policy’s cash value, and any additional insurance provided by riders that you purchase.

You may choose one of three Death Benefit Options:
	Option A is the greatest of:

	>	the current specified amount; or
	>	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

	Option B is the greatest of:
	>	the current specified amount, plus the Policy's cash value on the date of the insured's death; or
	>	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever you have selected; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

	Option C is the greatest of:
	>	the amount payable under Option A; or
	>	the current specified amount, multiplied by an age-based "factor," plus the Policy's cash value on the date of the insured's death; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

You may choose between two federal income tax compliance tests for life insurance policies to calculate the minimum death benefit:

•	Cash Value Accumulation Test –generally does not limit the amount of premiums you can pay on your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the minimum death benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired death benefit.  Further information regarding the death benefit options and the federal income tax compliance tests is included in the section below entitled “Death Benefit.”  Note: You should consult your tax advisor when choosing the tax test.

Cash Value

Cash value is the value of your Policy on any business day.  It is not guaranteed – it depends on the performance of the investment options that you have chosen, the timing and the amount of premium payments you have made, Policy charges deducted, and how much you have borrowed or withdrawn from the Policy.

You can access your cash value in several ways:

•
Withdrawals – You can withdraw part of your Policy’s cash value once each year after the first Policy year.  Withdrawals are described in more detail in “Surrenders and Cash Withdrawals – Cash Withdrawals.”

•	Loans – You can take out a loan from the Policy using your Policy’s cash value as security. Loans are described in the section of this prospectus entitled “Loans.”
•
Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive.  Surrenders are described in more detail in the section entitled “Surrenders and Cash Withdrawals – Surrenders.” You may pay a substantial surrender charge.

Investment Options
You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.  You can accumulate cash value in the fixed account and the subaccounts without paying any current income tax.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy. We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing.  We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.  For more details, please refer to the section entitled "Transfers" in this prospectus.

Tax Benefits

    We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should be excludable from the taxable income of the beneficiary.  You also will generally not be taxed on any part of your Policy’s cash value unless you take a cash withdrawal or a loan that is not repaid from your Policy. If your Policy is not a Modified Endowment Contract (“MEC”), you should not be deemed in receipt of any taxable gains included in cash value until withdrawals and surrenders exceed your tax basis in the Policy or other distributions are made as described in the “Federal Income Tax Considerations” section of this prospectus. (Note: A MEC is a life insurance contract under the tax code under which funds that are withdrawn in the form of policy loans, cash withdrawals, assignments, and pledges are treated first as taxable income to the policyowner to the extent of gain then in the policy and then a non-taxable recovery of tax basis.)  Transfers between the subaccounts are not taxable transactions.  Please refer to “Federal Income Tax Considerations” for more details.

Risks of Your Policy

Long-Term Financial Planning

The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and other named beneficiaries.  It is not suitable as a short-term savings vehicle.  It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs.  Taking a withdrawal may also incur charges  You may pay a substantial charge if you surrender your Policy..  See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

Risks of Managing General Account Assets

In addition to your fixed account allocations, general account assets are used to support the payment of the death benefit under the Policies.  To the extent that Western Reserve is required to pay you amounts in addition to your Policy’s cash value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and is also subject to the claims of the Company’s general creditors.   The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent with the general account investments.

Premium Payments

If you choose the Guideline Premium Test, federal tax laws put limits on the premium payments you can make in relation to your Policy’s Death Benefit.  We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes.   Please refer to the section entitled “Premiums” for more details.

Lapse

Your Policy has a No Lapse Guarantee which is in effect as long as you have paid sufficient amounts into the fixed account so that the GDBM is at least zero and the Policy has not previously lapsed and been reinstated. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage. A Policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy’s Lapse and Reinstatement policies, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans

Making a withdrawal or taking a loan may:
•	Reduce your Policy’s specified amount
•	Reduce your Policy’s death benefit
•	Reduce the death benefit proceeds paid to your beneficiary
•	Make your Policy more susceptible to lapsing.
Cash withdrawals will reduce your cash value.  Withdrawals, especially those taken during periods of poor investment performance, could considerably reduce or eliminate some benefits or guarantees of the Policy.  Federal income taxes and a penalty may apply to loans and cash withdrawals.

Be sure to plan carefully before using these Policy benefits.  For a detailed description of withdrawals and loans, please see the sections of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals” and “Loans.”

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding Policy indebtedness.

If your Policy is a MEC, all cash withdrawals, surrenders, assignments, pledges and loans that you make during the life of the Policy may be subject to income tax and a 10% federal tax penalty if taken prior to age 59½.  Other tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled “Federal Income Tax Considerations.”

You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the prospectuses for the portfolios for more information.
There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.  Please Note: We have presented two versions of each table. Section A includes the fee tables for Policies that applied for on or after October 30, 2008 (or subsequent state approval), regardless of when such Policies are issued, and are based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables”). Section B includes the fee tables for Policies that were applied for before October 30, 2008 and were issued before January 1, 2009, based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”).  If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below.  These charges may not be representative of the charges you will pay.

                                      SECTION A
FEE TABLES FOR POLICIES APPLIED FOR ON OR AFTER
OCTOBER 30, 2008
(BASED ON THE 2001 C.S.O. TABLES)

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.
FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008:

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge:	Upon payment of each premium	0% of premium payments in first Policy year, 3% thereafter	0% of premium payments in first Policy year, 3% thereafter
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge3	Upon full surrender of the Policy during the first 15 Policy years and during the first 15 years from the date of any increase in the specified amount
Maximum Charge4		$57.00 per $1,000 of specified amount during the first Policy year	$57.00 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$7.68 per $1,000 of specified amount during the first Policy year	$7.68 per $1,000 of specified amount during the first Policy year
Initial charge for a maleinsured, issue age 40, in the preferred elite risk class		$20.28 per $1,000 of specified amount during the first Policy year	$20.28 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Living Benefit Rider (an Accelerated Death Benefit)7	When rider is exercised	Discount Factor	Discount Factor
____________________________________
1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.
3 The surrender charge will vary based on the Policy duration, state of residence, Policy duration, issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  Each increase in specified amount will have its own 15 year surrender charge period starting on the date of the increase and its own surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. (Note: only the increase in specified amount is subject to the additional 15 year period.) The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor and then capped.  The surrender charge factor for the Policy and each layer will be 1.00 at issue (0.97% for issue ages 84-85) and will decrease until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase).  Starting fourteen (14) months after the Policy issue date, the surrender charge will be capped at the sum of your cash value in the fixed account (excluding the amount in the loan reserve account) and a specified portion of your cash value that is allocated to the subaccounts.  On the fourteenth Monthiversary, 100% of your cash value that is allocated to the subaccounts is part of the base used to pay the surrender charge.  Thereafter, this percentage cap drops by 10% on each Monthiversary until it reaches zero on the twenty-fourth (24th) Monthiversary.  After the twenty-fourth Monthiversary, the surrender charge is capped at your cash value in the fixed account, excluding any amount in the loan reserve account. The charges shown in the table may not be representative of the charges you will pay.  Please see the example in the “Surrender Charges” section of this prospectus. More detailed information about the surrender charges applicable to you is available from your registered representative.
4 This maximum surrender charge is based on an insured with the following characteristics: male, age 85 at issue, tobacco class, in the first Policy year. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, in the first Policy year. This minimum charge may also apply to insureds with other characteristics.
6 The first 12 transfers per Policy year are free.
7 We reduce the single sum benefit by a discount factor to compensate us for lost income due to early payment of the death benefit. The discount factor is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan interest rate, whichever is greater. Please see footnote 17 for a description of the loan rate. For further information about the Living Benefit Rider, including a numerical example showing the calculation of a discounted single sum benefit and the impact of acceleration of a portion of the death benefit available under a Policy on any remaining death benefit and cash value, please see the “Supplemental Benefits (Riders)” section of this prospectus.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008:
The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Cost of Insurance8
(without Extra Ratings)9
Monthly, on the Policy date and on each Monthiversary until the insured reaches age 111
Maximum Charge10		$49.94 per $1,000 of net amount at risk per month11	$33.78 per $1,000 of net amount at risk per month11

Minimum Charge		$0.02 per $1,000 of net amount at risk per month11, 12	$0.01 per $1,000 of net amount at risk per month 11, 13

Initial Charge for maleinsured, issue age40, in the preferred elite risk class, band 1.		$0.13per $1,000 of net amount at risk per month11	$0.01 per $1,000 of net amount at risk per month11
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 111	$12.00 per month during the first Policy year; $15.00 per month through age 110; and $0 starting at age 111 age 111.	$12.00 per month through age 110; and $0 starting at age 111.

8Cost of insurance charges are based on a number of factors including, but not limited to: the insured’s issue age, gender and underwriting class, the specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (specified amounts of $500,000 - $999,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $500,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge which could increase the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, with an initial face amount of less than $500,000 (Band 1) and in the 86th Policy year.  This maximum charge may also apply to insureds with other characteristics.
11 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, Band 3 and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
13 This minimum charge is based on an insured with the following characteristics: female, age 26 at issue, preferred elite non-tobacco class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008:

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge14	Monthly, for all Policy years on and after the Policy date, and on any increase in specified amount	Monthly, for all Policy years on and after the Policy date, and on any increase in specified amount	Monthly, on the Policy date and on each Monthiversary during the first 8 Policy years and for 8 years from the date of any increase in the specified amount
Maximum Charge15		$1.16 per $1,000 of specified amount per month	$1.16 per $1,000 of specified amount per month
Minimum Charge16		$0.06 per $1,000 of specified amount per month	$0.06 per $1,000 of specified amount per month
Initial Charge for an insured, issue age 40		$0.14 per $1,000 of specified amount per month	$0.14 per $1,000 of specified amount per month15
Mortality and Expense Risk Charge	Daily	Annual rate of 0.00% for Policy years 1 – 5, and 0.50% for Policy years 6+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.00% for all Policy years, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread17	On Policy anniversary or earlier, as applicable18	1.0% (effective annual rate)	0.75% (effective annual rate)

14 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for all Policy years until age 111from the Policy date based on the insured’s issue age on the Policy date.  We also assess a new monthly per unit charge for all Policy years until age 111following any increase in specified amount that is based on the insured’s attained age on the date of the increase.  Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.  We may reinstate this charge, however we will notify you if we extend the period during which we will assess the monthly per unit charge.  We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy.
15 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, and in the first Policy year.  This maximum charge may also apply to insureds with other characteristics.
16 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
17 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0% on standard loans) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed).  We will charge a preferred loan rate, which is lower on an amount equal to the un-loaned portion of the cash value minus the cost basis.  (The cost basis is calculated as the total premiums paid minus cash withdrawals, plus the similarly calculated cost basis of any previous cash value life insurance policy that has been exchanged for the Policy under Section 1035 of the Internal Revenue Code.) The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
18 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008:

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Optional Rider Charges: 19
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
Maximum Charge20		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge21		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial Charge for a male insured, issue age 40		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider22	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge23		$0.39 per $1,000 of the Policy’s net amount at risk per month11	$0.39 per $1,000 of the Policy’s net amount at risk per month11
Minimum Charge24		$0.03 per $1,000 of the Policy’s net amount at risk per month11	$0.03 per $1,000 of the Policy’s net amount at risk per month11
Initial Charge for a male insured, issue age 40		$0.06 per $1,000 of base Policy net amount at risk per month11	$0.06 per $1,000 of base Policy net amount at risk per month11

19Optional Rider cost of insurance charges are based on some combination of each insured’s issue age, gender and underwriting class, and the Policy year and rider face amount.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
20This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 19th Policy year. This maximum charge may also apply to insureds with other characteristics.
21This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
22Disability Waiver of Monthly Deductions Rider charges are based on the insured’s issue age and gender, and the net amount at risk. The charges shown are for the Policy only (without riders and other benefits).  The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
23This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
24 This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008:

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider25	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge26		$1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit
Minimum Charge27		$0.27 per $10 monthly rider benefit	$0.27 per $10 monthly rider benefit
Initial Charge for a male insured, issue age 40		$0.61 per $10 monthly rider benefit	$0.61 per $10 monthly rider benefit
Other Insured Rider28	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings)9
Cost of Insurance
Maximum Charge29		$30.40 per $1,000 of rider face amount per month	$25.69 per $1,000 of rider face amount per month
Minimum Charge		$0.02 per $1,000 of rider face amount per month30	$0.01 per $1,000 of rider face amount per month31
Initial Charge for a female insured, issue age 35, in the preferred elite risk class		$0.08 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

25 The charge for this rider is based on the primary insured’s issue age and gender, and the amount of monthly rider benefit.
26 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue.  This maximum charge may also apply to insureds with other characteristics.
27 This minimum charge is based on an insured with the following characteristics: male, age 15 at issue.  This minimum charge may also apply to insureds with other characteristics.
28 Rider cost of insurance charges and monthly per unit charges are based on some combination of insured’s issue age, gender and underwriting class, the Policy year, and the rider face amount. Cost of insurance rates generally will increase each year with the age of the insured.  The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these riders by contacting your registered representative.
29 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco underwriting class and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.
30 This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
31 This minimum charge is based on an insured with the following characteristics: female, issue age 26, preferred elite non-tobacco underwriting class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008:

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Other Insured Rider (continued)
Monthly Per Unit Charge32
Maximum Charge33		$0.57 per $1,000 of rider face amount	$0.57 per $1,000 of rider face amount
Minimum Charge34		$0.03 per $1,000 of rider face amount	$0.03 per $1,000 of rider face amount
Initial Charge for a female insured, issue age 35		$0.05 per $1,000 of rider face amount	$0.05 per $1,000 of rider face amount
Primary Insured Rider Plus28 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Cost of Insurance
Maximum Charge29		$30.40 per $1,000 of rider face amount per month	$30.40 per $1,000 of rider face amount per month
Minimum Charge		$0.02 per $1,000 of rider face amount per month30	$0.01 per $1,000 of rider face amount per month31
Initial charge for a male insured, issue age 40, in the preferred elite risk class		$0.13 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

Monthly Per Unit Charge32
Maximum Charge33		$0.14 per $1,000 of rider face amount	$0.14 per $1,000 of rider face amount
Minimum Charge34		$0.01 per $1,000 of rider face amount	$0.01 per $1,000 of rider face amount
Initial Charge for a male insured, issue age 40		$0.02 per $1,000 of rider face amount	$0.02 per $1,000 of rider face amount
_____________________________________
32 We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and upon any increase of face amount for the rider.
33This maximum charge is based on an insured with the following characteristic: issue age 85.
34 This minimum charge is based on an insured with the following characteristic: issue age 0.  The minimum charge may also apply to insureds with other characteristics.

SECTION B
 FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008
AND ISSUED BEFORE JANUARY 1, 2009
(BASED ON THE 1980 C.S.O. TABLES)

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009:

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge:	Upon payment of each premium	0% of premium payments in first Policy year, 3% thereafter	0% of premium payments in first Policy year, 3% thereafter
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge3	Upon full surrender of the Policy during the first 15 Policy years or during the first 15 years from the date of any increase in the specified amount
Maximum Charge4		$57.00 per $1,000 of specified amount during the first Policy year	$57.00 per $1,000 of specified amount during the first Policy year
Minimum Charge 5		$7.68 per $1,000 of specified amount during the first Policy year	$7.68 per $1,000 of specified amount during the first Policy year
Initial charge for a maleinsured, issue age 40, in the preferred elite risk class		$20.28 per $1,000 of specified amount during the first Policy year	$20.28 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

______________________________________
1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.

2 When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.

3 The surrender charge will vary based on the state of residence, Policy duration, issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  Each increase in specified amount will have its own 15 year surrender charge period starting on the date of the increase and its own surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase.  (NOTE: only the increase in specified amount is subject to the additional 15 surrender charge period.) The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor and then capped.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase).  Starting fourteen (14) months after the Policy issue date, the surrender charge will be capped at the sum of your cash value in the fixed account (excluding the amount in the loan reserve account) and a specified portion of your cash value that is allocated to the subaccounts.  On the fourteenth Monthiversary, 100% of your cash value that is allocated to the subaccounts is part of the base used to pay the surrender charge.  Thereafter, this percentage cap drops by 10% on each Monthiversary until it reaches zero on the twenty-fourth (24th) Monthiversary.  After the twenty-fourth Monthiversary, the surrender charge is capped at your cash value in the fixed account, excluding any amount in the loan reserve account. The charges shown in the table may not be representative of the charges you will pay.  More detailed information about the surrender charges applicable to you is available from your registered representative.

4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

5 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

6 The first 12 transfers per Policy year are free.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009:

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Living Benefit Rider (an Accelerated Death Benefit)7	When rider is exercised	Discount Factor	Discount Factor
Cost of Insurance8
(without Extra Ratings)9
Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Maximum Charge10		$83.33 per $1,000 of net amount at risk per month11	$46.21 per $1,000 of net amount at risk per month11

Minimum Charge		$0.06 per $1,000 of net amount at risk per month11,12	$0.01 per $1,000 of net amount at risk per month11,13

Initial Charge for maleinsured, issue age 40, in the preferred elite risk class, band 1		$0.13 per $1,000 of net amount at risk per month11	$0.04 per $1,000 of net amount at risk per month11

Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$8.00 per month during the first Policy year; $15.00 per month thereafter through age 99; and $0 per month starting at age 100.	$8.00 per month through age 99; and $0 per month starting at age 100.

7 We reduce the single sum benefit by a discount factor to compensate us for lost income resulting from the early payment of the death benefit. The discount factor is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan interest rate, whichever is greater. (Please see footnote 17 for a description of the loan rate.) For further information about the Living Benefit Rider, including a numerical example showing the calculation of a discounted single sum benefit and the impact of acceleration of a portion of the death benefit available under a Policy on any remaining death benefit and cash value, please see the “Supplemental Benefits (Riders)” section of this prospectus.
8 Cost of insurance charges are based on a number of factors including, but not limited to: the insured’s issue age, gender and underwriting class, the specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (specified amounts of $500,000 - $999,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $500,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge which could increase the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, with an initial face amount of less than $500,000 (Band 1) and in the 75th Policy year.  This maximum charge may also apply to insureds with other characteristics.
11 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12 This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
13 This minimum charge is based on an insured with the following characteristics: female, age 26 at issue, preferred elite non-tobacco class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009:

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge14	Monthly, on the Policy date and on each Monthiversary during the first 8 Policy years and for 8 years from the date of any increase in the specified amount	Monthly, for all Policy years on and after the Policy date, and on any increase in specified amount	Monthly, on the Policy date and on each Monthiversary during the first 8 Policy years and for 8 years from the date of any increase in the specified amount
Maximum Charge15		$1.16 per $1,000 of specified amount per month	$1.16 per $1,000 of specified amount per month
Minimum Charge16		$0.06 per $1,000 of specified amount per month	$0.06 per $1,000 of specified amount per month
Initial Charge for an insured, issue age 40		$0.14 per $1,000 of specified amount per month	$0.14 per $1,000 of specified amount per month15
Mortality and Expense Risk Charge	Daily	Annual rate of 0.00% for Policy years 1 – 5, and 0.50% for Policy years 6+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.00% for all Policy years, of average daily net assets of each subaccount in which you are invested
Loan Interest Spread17	On Policy anniversary or earlier, as applicable18	1.0% (effective annual rate)	0.75% (effective annual rate)

14 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for all Policy years until age 100from the Policy date based on the insured’s issue age on the Policy date.  We also assess a new monthly per unit charge for all Policy years until age 100 following any increase in specified amount that is based on the insured’s attained age on the date of the increase.  Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount.  We may reinstate this charge, however, we will notify you if we extend the period during which we will assess the monthly per unit charge.  We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy.
15 This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, and in the first Policy year.  This maximum charge may also apply to insureds with other characteristics.
16 This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
17 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0% on standard loans) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed). We will charge a preferred loan rate, which is lower on an amount equal to the un-loaned portion of the cash value minus the cost basis.  (The cost basis is calculated as the total premiums paid minus cash withdrawals, plus the similarly calculated cost basis of any previous cash value life insurance policy that has been exchanged for the Policy under Section 1035 of the Internal Revenue Code.)  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
 18 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009:

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Optional Rider Charges: 19
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
Maximum Charge20		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge21		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial Charge for a male insured, issue age 40		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider22	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge23		$0.39 per $1,000 of the Policy’s net amount at risk per month11	$0.39 per $1,000 of the Policy’s net amount at risk per month11
Minimum Charge24		$0.03 per $1,000 of the Policy’s net amount at risk per month11	$0.03 per $1,000 of the Policy’s net amount at risk per month11
Initial Charge for a male insured, issue age 40		$0.06 per $1,000 of base Policy net amount at risk per month11	$0.06 per $1,000 of base Policy net amount at risk per month11

19 Optional Rider cost of insurance charges are based on some combination of each insured’s issue age, gender, underwriting class, Policy year and rider face amount.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
20 This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
22 Disability Waiver of Monthly Deductions Rider charges are based on the insured’s issue age, gender and net amount at risk. The charges shown are for the Policy only (without riders and other benefits).  The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
23 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.
24 This minimum charge is based on an insured with the following characteristics: male, age 25 at issue.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009:

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider25	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge26		$1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit
Minimum Charge27		$0.27 per $10 monthly rider benefit	$0.27 per $10 monthly rider benefit
Initial Charge for a male insured, issue age 40		$0.61 per $10 monthly rider benefit	$0.61 per $10 monthly rider benefit
Other Insured Rider28	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings)9
Cost of Insurance
Maximum Charge29		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
Minimum Charge		$0.06 per $1,000 of rider face amount per month30	$0.01 per $1,000 of rider face amount per month31
Initial Charge for a female insured, issue age 35, in the preferred elite risk class		$0.13 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

25 The charge for this rider is based on the primary insured’s issue age, gender and amount of monthly rider benefit.
26 This maximum charge is based on an insured with the following characteristics: female, age 55 at issue.  This maximum charge may also apply to insureds with other characteristics.
27 This minimum charge is based on an insured with the following characteristics: male, age 15 at issue.  This minimum charge may also apply to insureds with other characteristics.
28 Rider cost of insurance charges and monthly per unit charges are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates generally will increase each year with the age of the insured.  The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these riders by contacting your registered representative.
29 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco underwriting class and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.
30 This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
31 This minimum charge is based on an insured with the following characteristics: female, issue age 26, preferred elite non-tobacco underwriting class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009:

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Other Insured Rider (continued)
Monthly Per Unit Charge32
Maximum Charge33		$0.57 per $1,000 of rider face amount	$0.57 per $1,000 of rider face amount
Minimum Charge34		$0.03 per $1,000 of rider face amount	$0.03 per $1,000 of rider face amount
Initial Charge for a female insured, issue age 35		$0.05 per $1,000 of rider face amount	$0.05 per $1,000 of rider face amount
Primary Insured Rider Plus28 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
Cost of Insurance
Maximum Charge29		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month
Minimum Charge		$0.06 per $1,000 of rider face amount per month30	$0.01 per $1,000 of rider face amount per month31
Initial charge for a male insured, issue age 40, in the preferred elite risk class		$0.20 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Monthly Per Unit Charge32
Maximum Charge33		$0.14 per $1,000 of rider face amount	$0.14 per $1,000 of rider face amount
Minimum Charge34		$0.01 per $1,000 of rider face amount	$0.01 per $1,000 of rider face amount
Initial Charge for a male insured, issue age 40		$0.02 per $1,000 of rider face amount	$0.02 per $1,000 of rider face amount

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

___________________________________
32We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and upon any increase of face amount for the rider.
33This maximum charge is based on an insured with the following characteristic: issue age 85.
34This minimum charge is based on an insured with the following characteristic: issue age 0.  The minimum charge may also apply to insureds with other characteristics.

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2009.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.41%	3.98%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)3
	0. 41%	1.68%

1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds.  Western Reserve has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2009.  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are each a “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Transamerica Series Trust portfolios and certain portfolios of the Transamerica Funds (each such portfolio an "Acquired Fund").  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Western Reserve took into account the information received from the Transamerica Series Trust on the combined actual expenses for each “fund of funds” and the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses of the underlying funds for the Transamerica Series Trust asset allocation portfolios.  See the prospectus for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 42 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2011.

Western Reserve, the Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is the insurance company issuing the Policy.  We are obligated to pay all benefits under the Policy.

Financial Condition of the Company

The benefits under your Policy are paid by Western Reserve from its General Account assets and/or your cash value held in the Company’s Separate Account.  It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.    See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account."  Any guarantees under the Policy that exceed your cash value, such as those associated with any living benefit riders and any death benefit riders, are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of cash value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance - as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our administrative office - Western Reserve Life Assurance Co. of Ohio, 570 Carillon Parkway, St. Petersburg, Florida 33716 - or by calling us at (800) 851-9777, or by visiting our website www.westernreserve.com.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of WRL's ability to meet its obligations to its policy owners, are available on our website and the websites of these Nationally Recognized Statistical Ratings Organizations--A.M. Best Company (www.ambest.com), Moody's Investor Service (www.moodys.com) Standard & Poor's (www.standardandpoors.com) and Fitch Ratings (www.fitchratings.com).

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law.  We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account.  As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums;
•	Combine the separate account or any subaccount(s) with one or more different separate account(s) or subaccount(s);
•	Close certain subaccounts to allocations of new net premiums by current or new policyowners;
•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount;
•	Operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds;
•	Manage the separate account at the direction of a committee;
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law;
•	Change the investment objective of a subaccount;
•	Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds;
•	Fund additional classes of variable life insurance policies through the separate account; and
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts.  We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Please see the section above entitled “Risks of Managing General Account Assets.” Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. Unless otherwise required by state law, the maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan reserve requirements.  This restriction does not apply to transfers to the fixed account necessary to maintain the no lapse guarantee by increasing the Guaranteed Death Benefit Measure to zero or in the exercise of conversion rights.  We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deductions charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.  Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.
Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.
You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses, by contacting us at our administrative office at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully.
Note: If you received a summary prospectus for the Transamerica Series Trust portfolios, please follow the directions on the first page of the summary to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica AEGON High Yield Bond VP1	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks a high level of current income by investing in high yield debt securities.
Transamerica Asset Allocation – Conservative VP2	Transamerica Asset Management, Inc. Portfolio Construction Consultant:3 Morningstar Associates, LLC	Seeks current income and preservation of capital.
Transamerica Asset Allocation – Growth VP2	Transamerica Asset Management, Inc. Portfolio Construction Consultant:3 Morningstar Associates, LLC	Seeks long-term capital appreciation.
Transamerica Asset Allocation – Moderate Growth VP2	Transamerica Asset Management, Inc. Portfolio Construction Consultant:3 Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica Asset Allocation – Moderate VP2	Transamerica Asset Management, Inc. Portfolio Construction Consultant:3 Morningstar Associates, LLC	Seeks capital appreciation and current income.
Transamerica Balanced VP	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.
1Formerly, Transamerica MFS High Yield Bond VP.  Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.
2Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.
3In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica BlackRock Large Cap Value VP	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks long-term capital growth.
Transamerica Clarion Global Real Estate Securities VP	Transamerica Asset Management, Inc. ING Clarion Real Estate Securities, L.P.	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
Transamerica Convertible Securities VP	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks maximum total return through a combination of current income and capital appreciation.
Transamerica Diversified Equity VP4	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks to maximize capital appreciation.
Transamerica Efficient Markets VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, Inc.	Seeks capital appreciation while seeking income as a secondary objective.
Transamerica Federated Market Opportunity VP	Transamerica Asset Management, Inc. Federated Equity Management Company of Pennsylvania	Seeks to provide absolute (positive) returns with low correlation to the U.S. equity market.
Transamerica Focus VP5	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks to maximize long-term growth.
Transamerica Foxhall Emerging Markets/Pacific Rim VP6	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Foxhall Global Conservative VP6	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks modest growth and preservation of capital.
Transamerica Foxhall Global Growth VP6	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Foxhall Global Hard Asset VP6	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
4Formerly, Transamerica Templeton Global VP.
5Formerly, Transamerica Legg Mason Partners All Cap VP.
6 This portfolio utilizes a tactical asset allocation strategy to seek to achieve its objective by investing in underlying funds consisting of Exchange Traded Funds (“ETF’s) and money market mutual funds.  Tactical asset allocation is an investment strategy that involves keeping certain percentages of total assets invested in specific asset classes (e.g., equity, fixed-income, physical commodities, currency, etc.) and may involve frequent trading in and out of those asset classes.   Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Growth Opportunities VP	Transamerica Asset Management, Inc. Transamerica Investment Management LLC	Seeks to maximize long-term growth.
Transamerica Hanlon Balanced VP7	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks current income and capital appreciation.
Transamerica Hanlon Growth and Income VP7	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks capital appreciation and some current income.
Transamerica Hanlon Growth VP7	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks long-term capital appreciation.
Transamerica Hanlon Managed Income VP7	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks conservative stability.
Transamerica Index 50 VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks to balance capital appreciation and income.
Transamerica Index 75 VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
Transamerica International Moderate Growth VP2	Transamerica Asset Management, Inc. Portfolio Construction Consultant:3 Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JP Morgan Investment Advisors Inc.	Seeks total return, consisting of income and capital appreciation.
Transamerica JPMorgan Enhanced Index VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.
Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (“S&P 500”) (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500.

7 This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETF’s and money market mutual funds.  Tactical asset allocation is an investment strategy that involves keeping certain percentages of total assets invested in specific asset classes (e.g., equity, fixed-income, physical commodities, currency, etc.) and may involve frequent trading in and out of those asset classes.   Strategic asset allocation involves a periodic review and rebalancing of a portfolio’s initial asset mix to attempt to maintain the best asset mix for the portfolio to seek to achieve its objective, and the investments are typically longer-tem in nature. Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Jennison Growth VP8	Transamerica Asset Management, Inc. Jennison Associates, LLC.	Seeks long-term growth of capital.
Transamerica MFS International Equity VP	Transamerica Asset Management, Inc. MFS® Investment Management	Seeks capital growth.
Transamerica Money Market VP9	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.
Transamerica Morgan Stanley Mid-Cap Growth VP10	Transamerica Asset Management, Inc. Morgan Stanley Investment Management, Inc.	Seeks capital appreciation.
Transamerica Multi Managed Large Cap Core VP11	Transamerica Asset Management, Inc. Morgan Stanley Investment Management, Inc.	Seeks to provide high total return.
Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Small/Mid Cap Value VP	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks to maximize total return.
Transamerica T. Rowe Price Small Cap VP	Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica Third Avenue Value VP	Transamerica Asset Management, Inc. Third Avenue Management LLC	Seeks long-term capital appreciation.
Transamerica U.S. Government Securities VP	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks to provide as high a level of total return.
8On May 1, 2010, Transamerica Marsico Growth VP merged into Transamerica Jennison Growth VP.
9There can be no assurance that the Transamerica Money Market VP portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the WRL Transamerica Money Market VP subaccount may become extremely low and possibly negative.
10Formerly, Transamerica Van Kampen Mid-Cap Growth VP.
11Formerly, Transamerica Van Kampen Large Cap Core VP.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica WMC Diversified Growth VP12	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
FIDELITY FUNDS:
Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:
AllianceBernstein Balanced Wealth Strategy Portfolio	AllianceBernstein L.P.	Seeks to maximize total return.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Franklin Templeton VIP Founding Funds Allocation Fund	Administrator: Franklin Templeton Services, LLC (FT Services) 13	Seeks capital appreciation with a secondary goal of income.
PROFUNDS:14
ProFund VP Asia 30	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Basic Materials	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Bull	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 IndexSM. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Consumer Services	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index®. The fund does not seek to achieve its stated objective over a period of time greater than one day.

12Formerly, Transamerica Equity VP.
13 In its role as Administer, FT Services provides certain administrative services and facilities for the fund. FT Services also monitors the percentage of the Fund’s assets allocated to the underlying funds and seeks to rebalance the Fund’s portfolio whenever the percentage of assets allocated to one or more of the funds and seeks to rebalance the Fund’s portfolio whenever the percentage allocated to one or more underlying funds is below or above 3% of the applicable fixed percentage.
14The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Emerging Markets	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Europe 30	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Falling U.S. Dollar	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index (USDX). The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Financials	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP International	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Japan	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Mid-Cap	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index®. The fund does not seek to achieve its stated objective over a period of time greater than one day.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Money Market15	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital. The fund does not seek to achieve its stated objective over a period of time greater than one day.
ProFund VP NASDAQ-100	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Oil & Gas	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Pharmaceuticals	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Precious Metals	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Emerging Markets	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short International	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

15There can be no assurance that the ProFund VP Money Market portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Money Market subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Short NASDAQ-100	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Small-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.
ProFund VP Small-Cap	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Small-Cap Value	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Telecommunications	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP UltraSmall-Cap	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP U.S. Government Plus	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Utilities	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ACCESS TRUST: 14
Access VP High Yield Fund16	ProFund Advisors LLC	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.
16Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. ("Transamerica Asset"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), and Transamerica Asset serves as investment adviser to the Transamerica Series Trust and manages the Series Trust in accordance with policies and guidelines established by the Series Trust's Board of Trustees. For certain portfolios, Transamerica Asset has engaged investment sub - advisers to provide portfolio management services. Transamerica Asset and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Transamerica Series Trust prospectuses for more information regarding Transamerica Asset and the investment sub-advisers.

Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to Transamerica Asset for investment model creation and maintenance to the Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Growth VP and Transamerica International Moderate Growth VP of the Series Trust.  Morningstar will be paid an annual fee for its services. See the Series Trust prospectuses for more information regarding Morningstar.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees.  For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments.  FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended.  See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds and Access Trust portfolios.  ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds or Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ or Access Trust’s Board of Trustees.  ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  See the ProFunds and the Access Trust prospectuses for more information regarding ProFund Advisors.

AllianceBernstein L.P., (“AllianceBernstein”) located at 1345 Avenue of the Americas, New York, New York 10105 serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AllianceBernstein Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors.  Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.

Franklin Advisers, L.P. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403 serves as investment advisor to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Templeton VIP Founding Funds Allocation Fund.  Franklin Templeton Services, LLC (“FT Services”) serves as administrator for the portfolio and provides certain administrative services and facilities for the advisor, and oversees rebalancing of the portfolio’s assets.  FT Services will be paid a fee for its services from the portfolio.  Franklin oversees the investment and reinvestment of the portfolio’s assets in accordance with policies and guidelines established by the Trust’s Board of Trustees.  Please see the portfolio’s prospectus for more information regarding Franklin and FT Services.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies.  (For additional information on these arrangements, please refer to the section entitled “Revenue We Receive” in this prospectus.)  We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners.  We have included the Transamerica Series Trust portfolios at least in part because they are managed by Transamerica Asset, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. Please Note: Certain portfolios have similar names.  When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios , including each fund's prospectus, statement of additional information and annual and semi/annual reports.  Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote.  Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur and (3) the risks we assume.  The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	the death benefit, transfer, cash and loan benefits;
	•	investment options, including premium allocations;
	•	administration of elective options; and
	•	the distribution of reports to owners.

Costs and expenses we incur:	•	costs associated with processing and underwriting applications;
	•	expenses of issuing and administering the Policy (including any Policy riders);
	•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
	•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and
	•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments that you make, we will deduct the premium expense charge.

The premium expense charge is equal to:	•	0% of all premium payments in the first year and 3.0% of all premiums you pay thereafter.
Note:
Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.  Although state premium tax rates imposed on us vary from state to state, the premium expense charge we deduct will not vary with the state of residence of the policyowner.

Monthly Deductions

If your Policy was applied for on or after October 30, 2008 (regardless of when that Policy is issued), we take monthly deductions from the cash value on the Policy date and on each Monthiversary before to the insured’s attained age 111. For Policies applied for before October 30, 2008, and issued before January 1, 2009, we take monthly deductions from the cash value on the Policy date and on each Monthiversary before to the insured’s attained age 100. We deduct those charges from the fixed account portion of the Policy cash value on the Monthiversary. Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

The monthly deductions are equal to:	•	the monthly Policy charge for the Policy; plus
	•	the monthly cost of insurance charge for the Policy (including any surcharge associated with flat or table substandard ratings); plus
	•	the monthly per unit charge for the Policy; plus
	•	the portion of the monthly deductions for any benefits provided by riders attached to the Policy.

Monthly Policy Charge (For All Policies Applied For On Or After October 30, 2008):

	•	This charge currently equals $12 each Policy month through age 110. Starting at age 111, this charge equals $0 each Policy month.
	•	We guarantee this charge will never be more than $12 the first Policy year, and, thereafter, will be no more than $15 per month through age 110 and will be $0 starting at age 111.
	•	This charge is used to cover aggregate Policy expenses.

Monthly Policy Charge (For Policies Applied For Before October 30, 2008 and Issued Before January 1, 2009):

	•	This charge currently equals $8.00 each Policy month through age 99. Starting at age 100, this charge will equal $0 each Policy month.
	•	We guarantee this charge will never be more than $8 per month the first Policy year, and, thereafter, will be no more than $15 per month through age 99 and will be $0 starting at age 100.
	•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

	•	We deduct this charge each month. It varies each month and is determined as follows:

1.
reduce the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount, then, each increase in specified amount starting with the oldest increase, then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount);

		2.	multiply each layer of net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate for that layer; and add the results together.
	•	Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:

> Band 1: $50,000 - $499,999
> Band 2: $500,000 - $999,999
> Band 3: $1,000,000 or more

	•	The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.
	•	Cost of insurance rates are generally lower for each higher band of specified amount.
•
We determine your specified amount band by referring to the specified amount in force for the Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

Monthly Per Unit Charge:

This charge equals:
> the monthly per unit charge for the specified amount on the Policy date; plus
> the monthly per unit charge for any in-force riders on the Policy that have a monthly per unit charge; plus
> the monthly per unit charge for each increase in specified amount caused by a requested increase; minus
> the monthly per unit charge for any specified amount that has been decreased.

•
Currently we deduct this charge each month during the first 8 years from the Policy date, and 8 years following the date of any increase in specified amount or the addition of any rider. We may reinstate this charge, however, and extend the period during which we will assess the charge. On a guaranteed basis, this charge could be assessed for all Policy years until age 111 forPolicies issued on or after October 30, 2008 and all Policy years until age 100 for Policies applied for before October 30, 2008 and issued before January 1, 2009.

•
The monthly per unit charge that is set on the Policy date is based on the issue age of the insured.  A separate monthly per unit charge is assessed following each increase in specified amount and the rate of that charge is based on the insured's age at the time of any increase in specified amount. The rate of the monthly per unit charge applied under your Policy depends on the application and/or issue date of your Policy.

	•	We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, which may be at a lower level of charge than is applied to the Policy.

Optional Insurance Riders:

•	The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance ratesand consider a number of factors including, but not limited to: the insured's issue age on the Policy date; issue age at the time of any requested increase in specified amount, specified amount; band; gender; underwriting class; and the length of time from the Policy date or from the date of any requested increase in specified amount.  The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, cash withdrawals, transfers, and changes in specified amount).  The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time.  The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.  For all Policies applied for on or after October 30, 2008 (regardless of when those Policies are issued), these guaranteed rates are based on the 2001 C.S.O. Tables and the insured’s issue age, gender, and underwriting class.  For Policies applied for before October 30, 2008 and issued before January 1, 2009, these guaranteed rates are based on the 1980 C.S.O. Tables and the insured's attained age, gender, and underwriting class. For non sub-standard underwriting classes, these guaranteed rates will never be greater than the respective rates in the 2001 or 1980 C.S.O. Tables that are applicable to your Policy.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on factors such as the insured’s issue age and underwriting class at the time of the increase, gender, and the length of time since the increase.  Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance charge.  Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and then reduce the initial specified amount.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the risk factors of the insured. We currently place insureds into preferred and standard classes.  We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history,  avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain Policies on a simplified issue, guaranteed issue or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are based on the same C.S.O. tables as the guaranteed cost of insurance rates under the base Policy (i.e., without riders) and are substantially the same as the guaranteed cost of insurance rates applied to the base Policy net amount at risk, except that current rates are not guaranteed for the first 3 years under the riders.

Recovery of Monthly Deductions

If the unloaned portion of the fixed account minus any surrender charge on any Monthiversary is not sufficient to cover the monthly deductions due on such day, we will deduct the full monthly deductions from the fixed account and the cash value in the fixed account will become negative.  We will accrue any such negative values without any accumulation of interest and require repayment by the owner out of future premiums or transfers from the subaccounts to the fixed account.  If the primary insured dies before the owner has repaid the amount due, we will recover the monthly deduction(s) by subtracting from any death benefit proceeds the amount required to pay the monthly deduction(s) due up to the date the primary insured died.

There are three situations where the cash value in the fixed account may become negative and invoke the recovery of monthly deductions rule:

1.  While the no lapse guarantee is in effect and is supporting the Policy because the cash value in the fixed account is negative.  This would occur if the Policy has not lapsed and been reinstated and the GDBM is at least zero, but the cash value in the fixed account has reached zero due to monthly deductions and investment performance.  In this case we will not require a transfer from the subaccounts or initiate a grace period, but we will attempt to recover the deficit at some point in the future.

2.  While a transfer/fixed account funding notice is pending and the cash value in the fixed account is negative. This would occur if the no lapse guarantee is not in effect because the Policy has lapsed and been reinstated or the GDBM is negative, the cash value in the fixed account is negative, and your cash value in the subaccounts is sufficient to pay the monthly deductions.  We will mail a transfer/fixed account funding notice to your last known address and to any assignee of record.  In the notice, a period of two Monthiversaries is allowed for you to pay an additional premium into the fixed account, make a transfer from the subaccounts to the fixed account or repay any loans to the fixed account.  The notice will also show the minimum payment required and the final date on which such payment must be received by us in order to avoid an automatic transfer from the subaccounts.  If the minimum amount due is not received by us within the stated period, then a transfer of the minimum amount due will automatically be made on a pro rata basis from the subaccounts to the fixed account.  Thereafter, we will take the deficit in monthly deductions from the fixed account.

3.  While a grace period notice is pending and the cash value in the fixed account is negative.  This would occur if the no lapse guarantee is not in effect because the Policy has lapsed and been reinstated or the GDBM is negative, the cash value in the fixed account is negative, and your cash value in the subaccounts is not sufficient to pay the monthly deductions.  We will mail the grace period notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61 day period is called the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.  If you do pay sufficient money in to the fixed account before the Policy lapses, then we will take the deficit in monthly deductions from the fixed account.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy's cash value in each subaccount; multiplied by
•	the daily pro rata portion of the annual mortality and expense risk charge rate of up to 0. 50%.

Currently, the annual rate for the mortality and expense risk charge is equal to 0.0% of the average daily net assets of each subaccount. The guaranteed maximum charge is equal to 0.0% in Policy years 1 through 5 and 0.50% (annually) after the first 5 Policy years.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 15 Policy years (or during the 15-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount and the surrender charges calculated for each increase in specified amount.

The initial specified amount has a 15-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and underwriting class on the Policy date. Each increase in specified amount has its own 15-year surrender charge period and surrender charges that are based upon the amount of the increase, the insured's attained age, gender and underwriting class at the time of the increase.

There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy and you have not increased your specified amount within the past 15 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.  The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including registered representative sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums not much higher than the GDBM Monthly Premium shown in your Policy; and/or
•	investment performance is low.

In addition, surrender charges that apply for 15 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	•	the surrender charge per $1,000 of specified amount in the layer (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by
	•	the number of thousands of specified amount in the layer; multiplied by
	•	the surrender charge factor; capped at
	•	the unloaned portion of the policyowner's cash value in the fixed account, plus some portion of the subaccounts (see discussion of surrender charge cap below).

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A-1 (for Policies applied for on or after October 30, 2008) and Appendix A-2 (for Policies applied for before October 30, 2008 and issued before January 1, 2009).

The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force. The surrender charge factor varies by the insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

The surrender charge cap is as follows:

Starting 14 months after the Policy issue date, the amount of surrender charge will be capped at the sum of:
1.  The unloaned portion of your cash value in the fixed account; and
2.  A specified portion of your cash value in the subaccounts.

On the 14th Monthiversary, 100% of your cash value that is allocated to the subaccounts is part of the base used to pay the surrender charge.  Thereafter, this percentage cap drops by 10% on each Monthiversary until it reaches zero on the 24th Monthiversary.  After the 24th Monthiversary, the amount of surrender charge you pay is capped at the cash value you have in the fixed account, excluding any amount in the loan reserve account.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008:

End of Policy Year*	Surrender Charge Factors Factor for Issue Ages
	0-39	40-44	45-49	50-54	55-59	60-64	65-69	70-74	75-83	84-85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	0.97
1	1.00	0.98	0.98	0.97	0.97	0.96	0.96	0.95	0.94	0.91
2	1.00	0.97	0.96	0.95	0.94	0.93	0.92	0.91	0.89	0.86
3	1.00	0.96	0.94	0.93	0.91	0.90	0.88	0.87	0.84	0.81
4	1.00	0.94	0.92	0.91	0.88	0.87	0.84	0.83	0.79	0.76
5	1.00	0.92	0.90	0.89	0.85	0.84	0.80	0.79	0.74	0.71
6	0.90	0.90	0.90	0.85	0.82	0.81	0.76	0.75	0.69	0.66
7	0.80	0.80	0.80	0.80	0.80	0.77	0.72	0.71	0.64	0.61
8	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.67	0.59	0.56
9	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.54	0.50
10	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.49	0.44
11	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.38
12	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
13	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
14	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
15	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

*The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

FOR ALL POLICIES: (Please note: If different age/sex/underwriting classes were stated in the example below, surrender charges may vary for your Policy depending on the purchase and/or issue date of your Policy.)

•
Surrender Charge Example 1: Assume a male non-tobacco user purchases  a Policy at issue age 33 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 11.  The surrender charge per $1,000 of specified amount is $14.28. This is multiplied by the surrender charge factor of .40.

>	The surrender charge	=	the surrender charge per $1,000 ($14.28)
		x	the number of thousands of initial specified amount (100)
		x	the surrender charge factor (.40)
		=	$571.20

>
Because this Policy was issued more than 24 months ago, the amount of surrender charge is capped at the cash value in the fixed account, excluding any amount in the loan reserve account, and no surrender charge is deducted from the subaccounts.  If the unloaned portion of the policyowner's cash value in the fixed account is $400 and the cash value in the subaccounts is $3,000, then the surrender charge in this example is capped at $400.  Because $400 is less than the calculated surrender charge of $571.20, the actual surrender charge is $400.

•
Surrender Charge Example 2: Assume a male non-tobacco user purchases  a Policy at issue age 33 with a specified amount of $100,000. The Policy is surrendered on the 18th Monthiversary (18 months after issue). The surrender charge per $1,000 of specified amount is $14.28. This is multiplied by the surrender charge factor of 1.00.  Before applying the surrender charge cap, the surrender charge equals the surrender charge per $1,000 ($14.28), multiplied by the number of thousands of initial specified amount (100), multiplied by the surrender charge factor (1.00), equals $1,428.00.  Also assume the unloaned cash value in the fixed account is $300.00 and the total cash value in the subaccounts is $1,000.00.  At 18 months from policy issue, the surrender charge cap is 100% of the unloaned cash value in the fixed account, plus 60% of the total cash value in the subaccounts, so the surrender charge is capped at $300.00 + 60% of $1,000.00 = $900.00.  Since $900.00 is less than the calculated surrender charge of $1,428.00, the actual surrender charge is $900.00.

•
Surrender Charge Example 3:  Assume a male non-tobacco user purchases  a Policy at issue age 29 with a specified amount of $200,000 and increases the specified amount by $100,000 exactly four years later at age 33.  The owner surrenders the Policy at the end of Policy year 15.  The surrender charge period for the original $200,000 specified amount has expired so no surrender charge is assessed on the original specified amount.  The $100,000 specified amount increase occurred 11 years ago, so the surrender charge associated with that increase equals the surrender charge per $1,000 for a male, age 33, non-tobacco user ($14.28), multiplied by the number of thousands of specified amount increase (100), multiplied by the surrender charge factor (.40), which equals $571.20.  The amount of surrender charge is then capped at the cash value in the fixed account, so if there is $400 in the fixed account, then the final surrender charge is $400.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009:

End of Policy Year*	Surrender Charge Factors Factor for Issue Ages
	0-39	40-44	45-49	50-54	55-59	60-64	65-69	70-74	75-85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	.98	.98	.97	.97	.96	.96	.95	.94
2	1.00	.97	.96	.95	.94	.93	.92	.91	.89
3	1.00	.96	.94	.93	.91	.90	.88.	.87	.84
4	1.00	.94	.92	.91	.88	.87	.84	.83	.79
5	1.00	.92	.90	.89	.85	.84	.80	.79	.74
6.90		.90	.90	.85	.82	.81	.76	.75	.69
7.80		.80	.80	.80	.80	.77	.72	.71	.64
8.70		.70	.70	.70	.70	.70	.70	.67	.59
9.60		.60	.60	.60	.60	.60	.60	.60	.54
10.50		.50	.50	.50	.50	.50	.50	.50	.49
11.40		.40	.40	.40	.40	.40	.40	.40	.40
12.30		.30	.30	.30	.30	.30	.30	.30	.30
13.20		.20	.20	.20	.20	.20	.20	.20	.20
14.10		.10	.10	.10	.10	.10	.10	.10	.10
15.00		.00	.00	.00	.00	.00	.00	.00	.00

*The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

•
Surrender Charge Example 1: Assume a male non-tobacco user purchases the Policy at issue age 33 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 11.  The surrender charge per $1,000 of specified amount is $14.28. This is multiplied by the surrender charge factor of .40.

>	The surrender charge	= x x	the surrender charge per $1,000 ($14.28) the number of thousands of initial specified amount (100) the surrender charge factor (.40)
		=	$571.20.

>
Because this Policy was issued more than 24 months ago, the amount of surrender charge is capped at the cash value in the fixed account, excluding any amount in the loan reserve account, and no surrender charge is deducted from the subaccounts.  If the unloaned portion of the policyowner's cash value in the fixed account is $400 and the cash value in the subaccounts is $3,000, then the surrender charge in this example is capped at $400.  Because $400 is less than the calculated surrender charge of $571.20, the actual surrender charge is $400.

•
Surrender Charge Example 2: Assume a male non-tobacco user purchases the Policy at issue age 33 with a specified amount of $100,000. The Policy is surrendered on the 18th Monthiversary (18 months after issue). The surrender charge per $1,000 of specified amount is $14.28. This is multiplied by the surrender charge factor of 1.00.  Before applying the surrender charge cap, the surrender charge equals the surrender charge per $1,000 ($14.28), multiplied by the number of thousands of initial specified amount (100), multiplied by the surrender charge factor (1.00), equals $1,428.00.  Also assume the unloaned cash value in the fixed account is $300.00 and the total cash value in the subaccounts is $1,000.00.  At 18 months from policy issue, the surrender charge cap is 100% of the unloaned cash value in the fixed account, plus 60% of the total cash value in the subaccounts, so the surrender charge is capped at $300.00 + 60% of $1,000.00 = $900.00.  Since $900.00 is less than the calculated surrender charge of $1,428.00, the actual surrender charge is $900.00.

•
Surrender Charge Example 3:  Assume a male non-tobacco user purchases the Policy at issue age 29 with a specified amount of $200,000 and increases the specified amount by $100,000 exactly four years later at age 33.  The owner surrenders the Policy at the end of Policy year 15.  The surrender charge period for the original $200,000 specified amount has expired so no surrender charge is assessed on the original specified amount.  The $100,000 specified amount increase occurred 11 years ago, so the surrender charge associated with that increase equals the surrender charge per $1,000 for a male, age 33, non-tobacco user ($14.28), multiplied by the number of thousands of specified amount increase (100), multiplied by the surrender charge factor (.40), which equals $571.20.  The amount of surrender charge is then capped at the cash value in the fixed account, so if there is $400 in the fixed account, then the final surrender charge is $400.

Transfer Charge

•	We currently allow you to make 12 transfers each year free of charge.
•	Except as listed below, we charge $25 for each additional transfer.
•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
•	We deduct the transfer charge from the amount being transferred.
•
Transfers resulting from loans, the exercise of conversion rights, or relating to On Time GDBM Funding or to Optimization strategies, or the reallocation of cash value immediately after the reallocation date, currently do not count as transfers for the purpose of assessing this charge.

•	Transfers via the Internet do not count as transfers for the purpose of assessing this charge.
•	Transfers among the ProFunds and/or the Access Trust subaccounts do not count as transfers for the purpose of assessing this charge.
•	Transfers under asset rebalancing currently do not count as transfers for the purpose of assessing this charge.
•	We will not increase this charge.

Loan Interest Spread

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary for standard loans.  We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%.  After offsetting the 2.0% interest we credit, the net cost of standard loans currently is 0.75% annually (1.0% maximum guaranteed).

We will apply preferred loan rates charged on an amount equal to the unloaned portion of the cash value minus the cost basis.  The cost basis is calculated as total premiums paid (less any cash withdrawals) plus the similarly calculated cost basis of any previous cash value life insurance policy that has been exchanged for the Policy under section 1035 of the Internal Revenue Code. For example, if the Policy cash value is $80,000 and the cost basis is $55,000 and the loan request amount is $35,000, then only $25,000 ($80,000-$55,000) of the $35,000 loan amount is eligible for the current preferred loan interest rate charged for the Policy year. The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%.  After offsetting the 2.0% interest we credit, the net cost of preferred loans currently is 0% annually (0.25% maximum guaranteed).  After the insured’s attained age 111, if your Policy was applied for on or after October 30, 2008 (regardless of when that Policy is issued), or age 100 if your Policy was applied for before October 30, 2008 and issued before January 1, 2009, all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge

•	After the first Policy year, you may take one cash withdrawal per Policy year.
•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
•	We deduct this amount from the withdrawal, and we pay you the balance.
•	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

•
Living Benefit Rider.  We reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit. The discount factor is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan interest rate, whichever is greater. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

•
Accidental Death Benefit Rider.  We assess a cost of insurance charge based on the insured’s attained age and rider specified amount.  Cost of insurance charges generally will increase each year with the age of the insured.

•
Other Insured Rider.  We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider specified amount.  We assess a monthly per unit charge based on each insured’s issue age, Policy year and the rider specified amount.  Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary based on whether the 1980 C.S.O. Tables or the 2001 C.S.O. Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•
Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•
Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

•
Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider specified amount.  We assess a monthly per unit charge based on the insured’s issue age, Policy year and the rider specified amount.  Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary based on whether the 1980 C.S.O. Tables or the 2001 C.S.O. Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares.  Some portfolios also deduct 12b-1 fees from portfolio assets.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur.  We (and/or our affiliates) generally receive three types of payments:

•
Rule 12b-1 Fees.  Transamerica Capital, Inc. (“TCI”), our affiliate, serves as the principal underwriter for the Policies.  TCI receives some or all of the 12b-1 fees from the funds.  Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us.  These fees range from 0.00% to 0.35% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•
Administrative, Marketing and Support Service Fees (“Service Fees”).  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from portfolio assets.  The amount of this compensation is generally based on a percentage of the assets of the particular fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.45%***
ProFunds	0.50%	Access One Trust	0.50%
Alliance Bernstein	0.25%	Franklin Templeton	0.35%

*Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts that are available under this Policy and under certain other variable insurance products offered by our affiliates and us.  We and TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or TCI provide.
**Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability.  During 2009 we received $11.3 million in benefits from Transamerica Asset.
***We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

Other payments.  We and our affiliates, including TCI, Transamerica Financial Advisors,
Inc. (“TFA”) (formerly, InterSecurities, Inc.), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates.  These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information.  Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

 For the calendar year ended December 31, 2009, TCI received revenue sharing payments ranging from $3,500 to $32,000 (for a total of $277,350) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price Associates, Inc.; American Century Investment Management; MFS Investment Management; Transamerica Investment Management, LLC; Pacific Investment Management Company LLC; Jennison Associates; Legg Mason; Alliance Bernstein; Federated Funds; Fidelity Funds; ING Clarion; BlackRock; Columbia Management LLC; JPMorgan Investment Management, Inc.; Oppenheimer Funds; Evergreen Funds; Janus Capital; Natixis Asset Management Advisors; Putnam; Schroder; Van Kampen; and Vanguard.

Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group Policy.  The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.  There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued.  Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences.  All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries before the death of the insured;
•	to receive amounts payable before the death of the insured;
•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);
•	to change the owner of the Policy; and
•	to change the specified amount or death benefit option type of the Policy.

At issue, the owner must select either the guideline premium tax test or the cash value accumulation tax test on the Policy application.  Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive written request thereof.  When received, the request will take effect as of the date we receive it, in good order, at our mailing address, subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary.  No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may amend the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	to assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	to reflect a change in the operation of the separate account; or
•	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application, in good order, (listing your choice of death benefit option and tax test, among others) and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker - dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you.  Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is $50,000.  We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage.  We offer the following specified amount bands of coverage for the Base Policy:

>	band 1: $50,000 - $499,999
>	band 2: $500,000 - $999,999
>	band 3: $1,000,000 and over

We will only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or
•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by state and/or underwriting standards.  Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	the amounts applied for under all conditional receipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	•	the date of application; or
	•	the date of the last medical examination, test, and other
screenings required by us, if any (the “Effective
Date”). Such conditional insurance will take effect as
of the Effective Date, as long as all of the following
requirements are met:
1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

		2.	As of the Effective Date, all statements and answers given in the application must be true;
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured;

4.
All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed; and

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	a.	60 days from the date the application was signed;
	b.	the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	c.	when the insurance applied for goes into effect under the terms of the Policy applied for; or
	d.	the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	•	the conditional receipt is not valid unless:
> all blanks in the conditional receipt are completed; and
> the receipt is signed by a registered representative or authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage.  In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date (the record date if Policy is backdated). Any premium payments we receive before the Policy date will be held in a non-interest bearing suspense account. On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated as follows: (i) to the subaccounts and/or the fixed account as you specified in your application, if your state does not require a full refund of initial premium; or (ii) to the reallocation account, if your state requires us to return your initial premium in the event you exercise your free-look right.  While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.  Please note: Your premiums are credited on the date that the Policy is issued, not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request, as follows:

Transaction Type	Priced when received at our
payment by check	mailing address, unless another address appears on your billing coupon
transfer request	administrative office
payment by wire transfer	administrative office
electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments)	administrative office

We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange (“NYSE”) is open   for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.  Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount.  Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes After Age 111 (For Policies Applied For On Or After October 30, 2008); or After Age 100 (For Policies Applied For Before October 30, 2008 and Issued Before January 1, 2009)

If the Policy is still in force on the Policy anniversary on or following the insured’s 111th birthday (if your Policy was applied for on or after October 30, 2008, regardless of when that Policy is issued), or the insured’s 100th birthday (if your Policy was applied for before October 30, 2008 and issued before January 1, 2009), the Policy will continue, with the following changes, unless state law otherwise requires:

•	We will no longer accept any further premium payments;
•	We will no longer deduct the monthly deductions;
•	We will continue to deduct the mortality and expense risk charge, if any;
•	Interest will continue to accrue on any Policy loans, as before, and all loans, new and existing, are considered preferred loans;
•	We will continue to accept Policy loan repayments and loan interest payments; and
•	We will continue to permit Policy loans and withdrawals to be made.

Policy Features

Premiums

Premium Payments

The full initial premium is the only premium you are required to pay under the Policy.  However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least large enough to pay a net premium of the GDBM Monthly Premium into the fixed account.

We guarantee that your Policy will not lapse as long as on any Monthiversary you have paid total premiums into the fixed account sufficient to bring the Guaranteed Death Benefit Measure to at least zero and the Policy has not lapsed and been reinstated.  If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in effect.

The initial GDBM Monthly Premium is shown on your Policy’s schedule page, and depends on a number of factors, including the age, gender, underwriting class of the insured, the specified amount requested, and whether your Policy was issued under the 2001 C.S.O. Table rates or the 1980 C.S.O. Table rates.  We will adjust the GDBM Monthly Premium if you change death benefit options, increase or decrease the specified amount, or if any of the riders are added, or, if in force, riders are increased or decreased.  We will notify you of the new GDBM Monthly Premium.  We also reserve the right to require, before we issue a Policy, that the initial premium and the planned premium are at least large enough to pay a net premium of the GDBM Monthly Premium into the fixed account.

Your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as the Guaranteed Death Benefit Measure equals at least zero and the Policy has not lapsed and been reinstated.  If, on any Monthiversary, the unloaned portion of your cash value in the fixed account minus any surrender charge (that we would assess if you were to surrender the Policy) is not sufficient to cover the monthly deductions due on such day and the no lapse guarantee is not in effect, but your cash value in the subaccounts is sufficient, then we will mail to you a transfer/fixed account funding notice requesting that additional funding be paid into the fixed account within two Monthiversaries.  This money can be transferred from the subaccounts.  If you do not make the required payment within two Monthiversaries, then we will manually transfer the required amount to the fixed account from the subaccounts on a pro rata basis.

We will deduct certain charges from your premium payments.  We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring federal funds to us.

Tax-Free Exchanges ("1035 Exchanges"). We will accept a portion of your entire initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our mailing address of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deductions when due (and your no lapse guarantee is not in effect because the Policy has lapsed and been reinstated or the GDBM is less than zero) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Premium Limitations

We may require premium payments to be at least $50 ($1,000 if by wire). We may return premiums less than the minimum. We will not allow the premiums you pay to exceed the current maximum premium limitation, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (For more information regarding the guideline premium test (and the cash value accumulation test), please refer to the section entitled “Death Benefit” in this prospectus.)  This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment within 60 days after the end of that Policy year.  In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. If you choose the guideline premium test there are additional premium limitations.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account.  You must follow these guidelines:

•	allocation percentages must be in whole numbers;
•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and
•
unless otherwise required by state law, the maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan reserve requirements.  This restriction does not apply to transfers to the fixed account necessary to maintain the no lapse guarantee by increasing the Guaranteed Death Benefit Measure to zero or necessary in the exercise of conversion rights.

Currently, you may change the allocation instructions for additional premium payments without charge by writing us at our mailing address, or calling us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of  8:30 a.m. - 7:00 p.m. Eastern time. You may also change allocations through our web site at www.westernreserve.com.
Please note: Certain subaccounts have similar names.  When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocationto ensure that those allocation instructions are in good order. The change will be effective as of the valuation date on which we receive the change request, in good order, at our administrative office or mailing address.  Upon instructions from you, the registered representative of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check) or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions), before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial net premium on the Policy date (or as of the record date if your Policy is backdated) to the reallocation account (or as otherwise mandated by state law) as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application.  In those states that require us to return all premiums paid for the Policy, in the event you exercise your free-look right, the reallocation date stated in your policy is as long as we estimate your free-look period to last. Please contact your registered representative for details concerning the free-look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application.

For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative.  We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request.  We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•
Your Policy may be limited to a cumulative transfer out of the fixed account each Policy year of the greater of up to 25% of the amount in the fixed account, or the amount transferred out of the fixed account in the previous Policy year.  However, the transfer may not be greater than the unloaned portion of the fixed account on that date minus any surrender charge as of the previous Monthiversary.  Currently, we do not, but reserve the right to, limit the amount of and the number of transfers out of the fixed account to one per Policy year.  If we modify or stop our current practices, we will notify you at the time of your transfer.

•
Unless otherwise required by state law, the maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan reserve requirements.  This restriction does not apply to transfers to the fixed account necessary to maintain the no lapse guarantee by increasing the Guaranteed Death Benefit Measure to zero or necessary in the exercise of conversion rights.

•
You currently may request transfers in writing (in a form we accept) to our mailing address; by fax or by telephone to our administrative office; or electronically through our website (www.westernreserve.com). Please Note:  Certain subaccounts have similar names . I t is important that you state or write the full name of the subaccount when making a transfer requestto ensure that any transfer request that you submit is in good order.

•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	Except as listed below, we deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
•	We consider all transfers made in any one day to be a single transfer.
•
Transfers resulting from loans or the exercise of conversion rights or due to reallocation of cash value immediately after the reallocation date, or relating to On Time GDBM funding or Optimization strategies are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers among the ProFunds and/or Access Trust subaccounts do not count as transfers for the purpose of assessing the transfer charge.
•	Transfers under asset rebalancing currently do not count as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received, in good order, in writing at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity.  If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy.  This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders.  Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

           Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios).  These risks and harmful effects include:

(1)
Dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	An adverse effect on portfolio management, such as:
(a)	impeding a portfolio manager’s ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

           (3)           increased brokerage and administrative expenses.

           These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading.  Do not invest with us if you intend to conduct market timing or other potentially disruptive trading.

           Detection.  We employ various means in an attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring, we may not be able to detect nor halt all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

           Deterrence.  If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading.  Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products).  As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges.  We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers.  This means that we would accept only written transfer requests with an original signature transmitted to us only by Standard United States Postal Service First Class mail.  We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

           We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations; or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer; or (3) because of a history of market timing or disruptive trading.  We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis.  We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit.  We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed.  For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.   Please Note: If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

           In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers.  We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio.  To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•           impose redemption fees on transfers;
•
expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•           provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a defensive transfer restriction).  As noted above, we do not impose a defensive transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity.  Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection.  As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf.  Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

           Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate: (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product.  In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time.  The prospectuses for the underlying fund portfolios describe any such policies and procedures.  The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading.  Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers.  Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund's portfolios.  In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you.  If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

           Omnibus Order.  Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products.  The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.  We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.  In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Trust Subaccounts.  Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

Telephone, Fax and Online Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to our subaccount transfer fax number – 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620). You also may request transfers electronically through our website, www.westernreserve.com. Please note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.

Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax transfer order in writing.
•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing address.
•	We will not be responsible for same - day processing of transfers if faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
•
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your registered representative's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self - service options will be available to your registered representative of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we change this, we will notify you at the time of your transfer.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

>	25% of the amount in the fixed account; or
>	the amount you transferred from the fixed account in the immediately preceding Policy year.

However, the transfer may not be greater than the unloaned portion of the fixed account on that date minus any surrender charge as of the previous Monthiversary.

We will make the transfer at the end of the valuation date on which we receive the request, in good order, at our administrative office (for telephonic and facsimile transactions) or at our mailing address (for written correspondence).  We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.  Unless otherwise required by state law, the maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan reserve requirements.  This restriction does not apply to transfers to the fixed account necessary to maintain the no lapse guarantee by increasing the Guaranteed Death Benefit Measure to zero necessary in the exercise of conversion rights.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing, in good order, to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge.  We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Strategies to Support the Policy

When you apply for the Policy, you may elect to participate in one of three strategies designed to support the Policy – (i) On Time GDBM Funding, (ii) Minimum to Fixed, Excess to Subaccounts, or (iii) Optimization.  This election can be added, dropped or changed after issue by contacting us.  Through these strategies, you may allocate premium to the fixed account or transfer cash value to the fixed account to support the Policy. We do not offer any asset allocation program or any investment models for use with your Policy, but you may opt to follow one of these strategies in connection with any third party asset allocation service that you engage in connection with your account.  (Please refer to the section of this prospectus entitled “Third Party Asset Allocation Services.”)  Depending on the strategy you choose and your actions, you may keep the no lapse guarantee in effect or not with any of these strategies.  Transfers made in connection with any one of these strategies are separate and apart from the asset rebalancing program under this Policy (please refer to “Asset Rebalancing Program” below for more information), and are not treated as transfers for purposes of assessing the transfer charge.

We may modify, suspend, or discontinue any of the three strategies at any time.

On Time GDBM Funding Strategy

On Time GDBM Funding is a strategy that you can elect to support the Policy's no lapse guarantee by automatically transferring certain amounts to the fixed account on a regular basis.  On each Monthiversary, we will automatically transfer an amount equal to the GDBM Monthly Premium from the subaccounts to the fixed account. We transfer these funds in percentages of subaccount value that you specify.  If the amounts that you specified are not available to transfer as directed on a particular Monthiversary, funds will be transferred from all subaccounts in proportion to the value each bears to the cash value.  If the total cash value in the subaccounts is less than the GDBM Monthly Premium for that month, a transfer will not occur and the no lapse guarantee will not be in effect until the fixed account is sufficiently funded.

If transfers are made out of the Fixed Account then the On Time GDBM transfers will continue, but the no lapse guarantee will not be in effect until the fixed account is sufficiently funded.

Minimum to Fixed, Excess to Subaccounts Strategy

Minimum to Fixed, Excess to Subaccounts is a strategy that you can elect to support the Policy’s no lapse guarantee through allocations of premium to the fixed account.

Under Minimum to Fixed, Excess to Subaccounts, we will allocate a certain portion of each premium to the fixed account.  Any remaining premium is allocated to the subaccounts according to your most recent instruction.  The portion of premium that will be allocated to the fixed account from each premium payment is:

•	the GDBM monthly premium; divided by
•	the net premium factor shown on the Policy schedule pages; multiplied by
•	a modal factor of 2.987844 for quarterly premiums; 5.939464 for semi-annual premiums; or 11.735788 for annual premiums.

Note:  The "modal factor" is used in the calculation to reflect the 5% annualized GDBM credit rate, a factor that is applied to the GDBM (if positive) to create an incentive for policyowners to make early payment of premium into the fixed account; it is not a monetary credit that increases cash value.  (For information about the GDBM Monthly Premium and how the GDBM is calculated, see "Policy Lapse and Reinstatement - Guaranteed Death Benefit Measure.")

If transfers are made out of the fixed account, or if premium payments are not made as planned, then the no lapse guarantee will not be in effect until the fixed account is sufficiently funded.  In any event, we will continue to follow your most recent Minimum to Fixed, Excess to Subaccounts premium allocation instructions.

Optimization Strategy

Optimization is a strategy that you can elect that automatically transfers cash value to the fixed account, as set forth below.

Premiums may be allocated to any subaccount .   On each Monthiversary, if needed, we will automatically transfer from the selected subaccounts to the fixed account the minimum of:

•	enough to bring the GDBM to zero (and keep the no lapse guarantee in effect); or
•	enough so that the unloaned portion of the fixed account minus any surrender charge is sufficient to cover the monthly deductions (Note: this will not keep the no lapse guarantee in effect).

If you have not designated transfer percentages on the Premium Allocation Options portion of the application, or if your cash value is not available to transfer as directed on a particular Monthiversary, then we will transfer cash value from each subaccount in which you invest in proportion to the value each bears to your total cash value.  If the cash value in the subaccounts is not sufficient to carry out an Optimization transfer, then we will mail a grace period notice to the policyowner and the Policy could lapse unless sufficient payment is made.  If either the GDBM or the fixed account is large enough so that no Optimization transfer is needed, then the transfer will not occur.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected.  Asset rebalancing is not available with the fixed account.  Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule.  This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form at our mailing address (or by facsimile or telephone at our administrative office), we will change all your premium allocation instructions to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated.  If you do not indicate a specific date, then we will use the date that we receive your request form.  We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	you must submit to us in writing to our mailing address (or by facsimile or telephone to our administrative office) a completed asset rebalancing request form signed by the owner; and
	•	you may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. (We reserve the right to count such allocations as a part of your free transfers in the future.

Asset rebalancing will cease if:	•
we receive, in good order, at our mailing address (or by facsimile or telephone to our administrative office) a request to discontinue participation from you, your registered representative or  your agent of record;

	•	you make any transfer to or from any subaccount other than under a scheduled rebalancing or a transfer for On Time Guaranteed Benefit Measure Funding or Optimization; or
	•	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time. Please Note: Selection of one of the three strategies to support the Policy does not prohibit you from participating in the asset rebalancing program.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy.  You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy. Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59-1/2.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor.  Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in the details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your registered insurance agents or investment advisors.  We reserve the right to discontinue doing so at any time and for any reason.  We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf.  The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf.  These limitations, which are discussed in the section above entitled “Transfers – Disruptive Trading and Market Timing,” are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio, or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

Please note: Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on the owner’s own behalf, except as otherwise described in this prospectus.

Policy Values

Cash Value

•
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

•	serves as the starting point for calculating values under a Policy;
•	equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan;
•	is determined on the Policy date and on each valuation date; and
•	has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address.

Net surrender value on any valuation date equals:	•	the cash value as of such date; minus
	•	any outstanding Policy loan amount; minus
	•	any accrued Policy loan interest; minus
	•	any surrender charge as of such date.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	•	the initial units purchased at unit value on the Policy date, or reallocation date, if different; plus
	•	units purchased with additional net premium(s); plus
	•	units purchased through transfers from another subaccount or the fixed account; minus
	•	units redeemed to pay for cash withdrawals; minus
	•	units redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account; minus
	•	units redeemed to pay for a cash withdrawal or transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received: (i) at our mailing address (for written requests and payments by check); (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions); or (iii) electronically through our website.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•
the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period.  This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	•	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date if different, the fixed account value is equal to the cash value allocated to the fixed account, less the first monthly deduction out of the fixed account.

The fixed account value at the end of any valuation period is equal to:	•	the sum of net premium(s) allocated to the fixed account; plus
	•	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	total interest credited to the fixed account; minus
	•	amounts charged to pay for monthly deductions; minus
	•	amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals or transfer charges; minus
	•	amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

Provided that the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt, in good order, at our administrative office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	the death benefit (described below); minus
	•	any monthly deductions due under the recovery of monthly deductions provision; minus
	•	any outstanding loan amount; minus
	•	any accrued loan interest; plus
	•	any additional insurance in force provided by rider

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes.  The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted or amended to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase.  Adjustments will be reflected in the monthly deductions.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GLPT)” or a “cash value accumulation test (CVAT)."  You must choose either the GLPT or the CVAT before the Policy is issued.  Once the Policy is issued, you may not change to a different test.  The death benefit will vary depending on which test is used.

The GLPT has two components, a premium limit component and a corridor component.  The premium limit restricts the amount of premium that can be paid into the Policy.  The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the cash value.  The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age, gender and underwriting class of the insured) of the cash value, adjusted for certain riders.

The corridor under the CVAT is different from the corridor under the GLPT.  Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GLPT corridor.  Therefore, for a Policy in the corridor with no riders, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GLPT.

Your Policy will be issued using the GLPT unless you choose otherwise.  In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

Under the Guideline Premium Test

Death Benefit Option A equals the greatest of:	1.	the current specified amount; or
	2.	a specified percentage called the "limitation percentage," as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

Attained Age                                                                              Limitation Percentage
40 and under                                                                                          250%
41 to 45                                                           250% minus 7% for each age over age 40
46 to 50                                                           215% minus 6% for each age over age 45
51 to 55                                                           185% minus 7% for each age over age 50
56 to 60                                                           150% minus 4% for each age over age 55
61 to 65                                                           130% minus 2% for each age over age 60
66 to 70                                                           120% minus 1% for each age over age 65
71 to 75                                                           115% minus 2% for each age over age 70
                                                                                                      76 to 90                                                                                        105%
91 to 95                                                           105% minus 1% for each age over age 90
                                                                                96 to 99                                                                                        100%
                                                                               100 and older                                                                                  101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Guideline Premium Test Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. (The figure $40,000 is derived by solving for cash value in the following calculation: $100,000= 250% multiplied by cash value.) Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option A equals the greatest of:	1.	the current specified amount; or
	2.
a specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the difference of the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage and the net single premium for riders under the cash value accumulation test are calculated as specified under Section 7702. They are based on the insured’s gender, underwriting class, specified amount band, attained age at the beginning of each Policy year, and will differ, depending on whether your Policy was issued under the 2001 or 1980 C.S.O.Tables.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Cash Value Accumulation Test Illustration. Assume that a Policy has had no withdrawals or decreases in specified amount, and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the Policy, not including the rider, must be equal to or be greater than 297% of the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the Policy, not including the rider, will exceed the $100,000 specified amount.  The figure of $48,520 is derived by solving for cash value in the calculation $100,000= 297% multiplied by (cash value minus $14,850): 297% multiplied by ($48,520 – $14,850) = $100,000. Each additional dollar added to the cash value above $48,520 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, as long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the Policy, not including the rider, by $2.97. If at any time the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the Policy, not including the rider, will equal the specified amount of the Policy.

Under the Guideline Premium Test

Death Benefit Option B equals the greatest of:	1.	the current specified amount; plus the cash value on the insured's date of death; or
	2.	the limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Guideline Premium Test Illustration. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, then the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived by solving for cash value in the calculation 250% multiplied by cash value = $100,000 plus cash value: 250% multiplied by $66,667 = $100,000 plus $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test

Death Benefit Option B equals the greatest of:		1. the current specified amount; plus the cash value on the primary insured's date of death; or
2.
a specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Cash Value Accumulation Test Illustration. Assume that the insured's attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the Policy, not including the rider, however, must be at least 297% of the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, then the death benefit for the Policy, not including the rider, will be greater than the specified amount plus cash value. The figure of $73,149 is derived by solving for cash value in the calculation 250% multiplied by (cash value minus $14850) = $100,000 plus cash value: 297% of ($73,149 – $14,850) = $100,000 + $73,149.  Each additional dollar of cash value above $73,149 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, any time cash value exceeds $73,149, each dollar taken out of cash value will reduce the death benefit of the Policy, not including the rider, by $2.97. If at any time, the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit for the Policy, not including the rider, will be the specified amount plus the cash value of the Policy.

Death Benefit Option C equals the greatest of:	1.	death benefit Option A; or
	2.	the current specified amount, multiplied by an age - based "factor" equal to the lesser of
• 1.0 or
• 0.04 multiplied by (95 minus insured's attained age at death) (the "factor" will never be less than zero); plus the cash value on the insured's date of death; or
	3.	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured's attained age.  Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C--Three Illustrations.

1.  Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

2.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

3.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

Death Benefit After Age 111 (For Policies All Applied For On Or After October 30, 2008) or After Age 100 (For Policies Applied For Before October 30, 2008 and Issued Before January 1, 2009)

If the Policy is still in force on the Policy anniversary on or following the insured’s 111th birthday (for Policies applied for on or after October 30, 2008, regardless of when that Policy is issued) or the insured’s 100th birthday (for Policies applied for before October 30, 2008, and issued before January 1, 2009), then the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, or if you choose Option C and the insured’s attained age is 71 or greater, then a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. For a description of the effect of cash withdrawals on the death benefit option that you select, please refer to the section entitled “Surrenders and Cash Withdrawals – Cash Withdrawal Conditions” in this prospectus.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, then Option A will become the death benefit option for your Policy, by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year. We will notify you of the new specified amount.

•	You must send your written request, in good order, to our mailing address.
•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	You may not change the death benefit option after the insured attains age 95.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

Increasing/Decreasing the Specified Amount

You may increase the specified amount once each Policy year if you have not already decreased the specified amount in that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not already increased the specified amount that year. An increase or decrease in the specified amount will affect your cost of insurance charge, monthly per unit charge, your guideline premium or cash value accumulation tax compliance, your GDBM Monthly Premium, and your ability to maintain the no lapse guarantee, and may have adverse federal tax consequences. (Please note:  The rates of the cost of insurance charge and the monthly per unit charge will depend on the date that your Policy was applied for and issued.)

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band so that your overall cost of insurance rate and monthly per unit charge will change. An increase in specified amount will be treated as an additional layer of coverage with its own monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new GDBM Monthly Premium and surrender charge schedule. Any charges assessed in connection with an increase or decrease of your specified amount will be based on the date that your Policy was applied for and issued.

You should consult a tax advisor before increasing or decreasing your Policy's specified amount.

Conditions for and impact of decreasing the specified amount:	•	You must send your written request to our mailing address;
	•	Decreases are only allowed after the third Policy year;
	•	You may not increase and decrease your specified amount in the same Policy year;
	•	You may not decrease your specified amount lower than the minimum specified amount under band 1 shown on your Policy schedule page;
	•	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;
•
Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then current specified amount;

	•	A decrease in specified amount will take effect on the Monthiversary on or after we receive your written request, in good order at our mailing address;
•
If a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the decrease in specified amount; and

	•	A decrease in specified amount will cause a new GDBM Monthly Premium to be calculated. The new GDBM Monthly Premium is effective on the date of decrease.

Conditions for and impact of increasing the specified amount:	•	We will accept requests for increases in specified amount on any Monthiversary before the insured’s 86th birthday;
	•	Your request, in good order, must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;
	•	A requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request;
	•	We may require your requested increase in specified amount to be at least $10,000;
	•	You may not decrease and increase your specified amount in the same Policy year;
•
If an increase to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the increase in specified amount;

	•	An increase in specified amount will cause a new GDBM Monthly Premium to be calculated. The new GDBM Monthly Premium is effective on the date of increase; and
	•	Each increase in specified amount will have its own surrender charge that applies for 15 years after the date of each increase. This charge may significantly reduce your net surrender value.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. For more information, please refer to the section entitled “Settlement Options” in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our mailing address. Written requests to surrender a Policy that are received, in good order, at our mailing address before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time).  If we receive the written request at our mailing address after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE.

The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (or during the 15-year period subsequent to an increase in specified amount).

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. For more information on tax consequences, please refer to the section entitled “Federal Income Tax Considerations” in this prospectus.  All surrender requests must be submitted in good order to avoid a delay in processing your request.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in good order to avoid a delay in processing your request.)

Cash withdrawal conditions:	•	You must send your written cash withdrawal request with an original signature to our mailing address. If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.
	•	We may limit the number of Policy withdrawals to one cash withdrawal per Policy year.
•
We may limit the amount you can withdraw to a minimum of $500 and the remaining net surrender value following a withdrawal may not be less than $500.  During the first 5 Policy years, the amount of the withdrawal from the fixed account may be limited to no more than 10% of the unloaned portion of the cash value in the fixed account minus the surrender charge that we would assess if you were to surrender the Policy.  After the 5th Policy year, for amounts in the fixed account, the amount of a withdrawal may be limited to no more than the unloaned portion of the cash value in the fixed account, less any surrender charge, less $500.  For all Policy years after the first year, withdrawals from the subaccounts are available up to the subaccount cash value minus any surrender charge in the first two Policy years, and without limitation thereafter.

	•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•
You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each subaccount in accordance with your current premium allocation instructions.  If this is not possible, the withdrawal amount will be withdrawn pro-rata from the subaccounts until they are depleted, and then from the fixed account.

	•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order, at our mailing address.
	•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
	•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and, in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates and monthly per unit charges would be higher.  You also may have to pay higher GDBM Monthly Premiums.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.  You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

Canceling a Policy

You may cancel a Policy for a refund during the "free-look period" by returning it, with a written request to cancel the Policy, to our mailing address or our administrative office, to one of our branch offices, or to the registered representative that sold you the Policy.  The “free-look period” expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the “free-look period,” we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the written request and the returned Policy at our mailing address.  If your state requires us to allocate premiums according to a policyowner’s instructions during the “free-look period,” then the amount of the refund will be:

•	your cash value in the subaccounts and the fixed account on the date the written request and Policy are received, in good order, at our mailing address; plus
•	any charges and taxes we deduct from your premiums; plus
•	any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account.

Some states may require us to refund all of the premiums you paid for the Policy. (See “Policy Features – Premiums – Allocating Premiums – Reallocation Account.”)

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we generally require that the following transaction requests include a Medallion signature guarantee:
•	all requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more;
•	any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's account; and
•
any disbursement request when Western Reserve has been directed to send proceeds to a different address from the address of record for that owner's account.  Please note:  This requirement will not apply to disbursement requests made in connection with exchanges of one annuity policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•	national and state banks;
•	savings banks and savings and loan associations;
•	securities brokers and dealers; and
•	credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.  Notarization will not substitute for a signature guarantee.

Loans

General

As long as the Policy is in force, you may borrow money from the Policy using the Policy’s cash value as the only security for the loan.  A loan that is taken from and secured by a Policy may have tax consequences. See “Federal Income Tax Considerations.”

Policy loans are subject to	•	we may require you to borrow at least $500;
certain conditions:	•	from the fixed account, the maximum amount you may borrow is the unloaned portion of your cash value in the fixed account minus any surrender charge; and
	•	from the subaccounts, the maximum amount available is the cash value in a subaccount minus any surrender charge in the first two Policy years, and the cash value without limitation thereafter.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, the withdrawal amount will be withdrawn pro-rata from the subaccounts until they are depleted, and then from the fixed account.  We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address (or, in limited circumstances described below, by telephone or fax at our administrative office).  We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $500,000, or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is less than $500,000, then you may fax it to us at 727-299-1620. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received.  Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed), payable in arrears, on each Policy anniversary.  We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed).  We will charge a preferred loan charge rate on an amount equal to the unloaned portion of the cash value minus the cost basis.  The cost basis is calculated as the total premiums paid minus cash withdrawals; plus the similarly calculated cost basis of any previous cash value life insurance policy that has been exchanged for the Policy under Section 1035 of the Internal Revenue Code.  The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%.  On or after the insured’s attained age 111 (if your Policy was applied for on or after October 30, 2008, regardless of when that Policy is issued) or age 100 (if your Policy was applied for before October 30, 2008 and issued before January 1, 2009) all loans, new and existing, are considered preferred loans.

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans at an effective annual rate of 2.75%.  Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. The Policy provides a no lapse guarantee. (See below.)  If the no lapse guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or if you have not paid sufficient premiums (as discussed below) to offset the cost of monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, then we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period.   We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value.

No Lapse Guarantee

This Policy provides a no lapse guarantee.  The no lapse guarantee will be in effect and your Policy will not enter the grace period if the Guaranteed Death Benefit Measure is at least zero and the Policy has not lapsed and been reinstated. If, on any Monthiversary, the unloaned portion of your cash value in the fixed account minus any surrender charge (that we would assess if you were to surrender the Policy) is not enough to pay your monthly deductions and the no lapse guarantee is in effect, then the excess amount due will not be taken from the subaccounts.

On each Monthiversary we determine whether the Policy has sufficient value and whether the no lapse guarantee is in effect.  We act according to the following flow chart of possibilities:

Is the cash value in the unloaned portion of the fixed account minus surrender charges sufficient to cover the monthly deductions?

                                                                             ↓Yes                                                      ↓                                            No
We take the monthly deductions from the fixed account and the Policy continues.	Is the no lapse guarantee in effect?
↓
Yes                                ↓
 (if the GDBM is at least                                                      ↓
zero and the Policy has never                                                      ↓
lapsed and been reinstated)                                                      ↓                      No
We take monthly deductions from the unloaned portion of the fixed account.
If we are unable to take the full monthly deductions, we may recover any deficit from future premiums and transfers directed into the fixed account.  It may be necessary to pay premiums or make transfers into the fixed account to continue to keep the no lapse guarantee in effect.
Is the cash value in the subaccounts minus surrender charges sufficient to cover the monthly deductions?

                                                                             Yes                      ↓                                                                                    No
We mail the owner a transfer/fixed account funding notice to allow the owner to send a premium or transfer into the fixed account.  If the owner does not respond in the timeframe allowed, we will force a transfer from the subaccounts to the fixed account.
We mail a grace period notice to allow the owner to send a premium. If the owner does not respond in the timeframe allowed, the Policy will lapse.

If your cash value in the unloaned portion of the fixed account minus the surrender charges on any Monthiversary is not sufficient to cover the monthly deductions due on such day and the no lapse guarantee is not in effect, but your cash value in the subaccounts is sufficient, we will mail a transfer/fixed account funding notice to your last known address and to any assignee of record.  In the notice, a period of two Monthiversaries is allowed for you to pay an additional premium into the fixed account, make a transfer from the subaccounts to the fixed account, or repay any loans to the fixed account.  The notice will also show the minimum payment required and the final date on which we must receive such payment in order to avoid an automatic transfer from the subaccounts.  If the minimum amount due is not received by us within the stated period, we will automatically transfer the minimum amount due to the fixed account from the subaccounts, on a pro rata basis.

If the no lapse guarantee is not in effect because the Guaranteed Death Benefit Measure falls below zero and the Policy has not lapsed and been reinstated, you may restore the no lapse guarantee by paying sufficient additional premium into the fixed account, by transferring sufficient cash value from the subaccounts to the fixed account, or by repaying a sufficient amount of your loans to the fixed account.

Guaranteed Death Benefit Measure (“GDBM”)

The GDBM tracks the amount and timing of money you pay in or remove from the fixed account each month and is used to determine whether the no lapse guarantee is still in effect.  On the Policy date the GDBM is the net premium paid into the fixed account minus one GDBM Monthly Premium.  On each Monthiversary thereafter, the GDBM is equal to:

1.	the GDBM from the prior Monthiversary; plus
2.	the GDBM Credit – i.e., the GDBM Credit Rate (5% annually) applied to the GDBM (if positive); plus
3.	net premiums, transfers and loan repayments into the fixed account during the prior month; minus
4.	transfers, withdrawals, loans and loan interest removed from the fixed account during the prior month; minus
5.	the GDBM Monthly Premium.

Note:  The GDBM Credit is only a factor in the calculation of the accumulation of the GDBM. It is not a monetary credit that increases the cash value, the net surrender value, or the amount of the death benefit.

GDBM Monthly Premium

On each Monthiversary, the GDBM Monthly Premium is equal to:

1.	the GDBM Monthly Premium shown on the policy schedule pages; plus
2.	the GDBM Monthly Premium corridor (if applicable), which is equal to:

a.	the amount at risk minus the specified amount (if this difference is positive); multiplied by
b.	the current cost of insurance for the most recent specified amount increase on the Policy: divided by
c.	1,000.

Effect of changes on GDBM Monthly Premium:	•
If you change death benefit options, increase or
decrease the specified amount, or add, increase or decrease supplemental benefits (riders), we will recalculate the amount of the GDBM Monthly Premium and notify you. Depending upon the change made to the Policy or rider and the resulting impact on the level of the GDBM Monthly Premium, you may need to pay additional premiums to keep the no lapse guarantee in effect and/or keep the Policy in force.

You will eliminate the risk of Policy lapse if you keep the no lapse guarantee in effect. Before you take a cash withdrawal or a loan, increase or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect of your action on the no lapse guarantee.  In general, increases in coverage result in an increased GDBM Monthly Premium and decreases in coverage result in a decreased GDBM Monthly Premium.

The following example shows how the GDBM calculation might be carried out on a month by month basis over one Policy year.

Month	(1) Prior Month GDBM	(2) 5% GDBM Credit	(3) Credits to Fixed Account	(4) Debits to Fixed Account	(5) GDBM Monthly Premium	(6) End of Month GDBM
1	0.00	0.00	200.00	0.00	100.00	100.00
2	100.00	0.41	200.00	0.00	100.00	200.41
3	200.41	0.82	200.00	0.00	100.00	301.23
4	301.23	1.23	700.00	0.00	100.00	902.46
5	902.46	3.68	200.00	0.00	100.00	1,006.14
6	1,006.14	4.10	200.00	0.00	100.00	1,110.24
7	1,110.24	4.52	200.00	0.00	100.00	1,214.76
8	1,214.76	4.95	200.00	0.00	100.00	1,319.71
9	1,319.71	5.38	200.00	0.00	150.00	1,375.09
10	1,375.09	5.60	200.00	1,000.00	150.00	430.69
11	430.69	1.75	200.00	0.00	150.00	482.44
12	482.44	1.97	200.00	0.00	150.00	534.41
(1) = Prior month GDBM.
(2) = The monthly equivalent of 5% annual growth on (1) Prior Month GDBM.
(3) = Premiums, transfers, and loan repayments into the fixed account during the month.  In this example, $200 premium is paid into the fixed account each month and $500 is transferred to the fixed account from the subaccounts in month 4.
(4) = Transfers, withdrawals, loans and loan interest removed from the fixed account during the month.  In this example, a $1,000 loan is taken from the fixed account in month 10.
(5) = GDBM Monthly Premium as shown on the Policy schedule pages or as modified after issue.  In this example, the GDBM Monthly Premium is originally 100.00 but increases to 150.00 with a Policy specified amount increase in month 9.
(6) = (1) + (2) + (3) – (4) – (5).

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our mailing address;
•	provide evidence of insurability satisfactory to us; and
•
pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge (that we would assess if you were to surrender the Policy). The no lapse guarantee will not be reinstated.  The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness (i.e., outstanding loans plus any accrued interest at the time your Policy lapsed.).

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings.  We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702.  Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the cash value to the death benefit.  As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries.  In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99.  However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain.  Also, any increase in cash value should generally not be taxable until received by you or your designee.  However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.  Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC.  Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium if we have not yet credited the payment, or, if the premium has been credited, we will return the excess premium, plus interest, within sixty days of year end.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•
All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•
Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.  If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

•
A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a Policy within two years before it becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions, which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years, may be treated in whole or in part as ordinary income subject to tax.  Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans.  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability.  The federal income tax withholding rate is generally 10% of the taxable amount of the distribution.  Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year.  Some states also require withholding for state income taxes.  With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding.  Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States.  The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance.  In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split   dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.  Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees in order to receive death benefits tax-free and added additional tax reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully exclud a ble from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100.  The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part.  You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation - skipping and other taxes.

In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form.  Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis.  The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios. Special Rules for Pension Plans and Section 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus.  The purchase may also affect the qualified status of the plan.  You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.  You should consult a qualified advisor regarding ERISA.

Other Policy Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death;
•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%);
•	the mortality tables we use; and
•	the specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	only for the life of the payee, at the end of which payments will end; or
	•	for the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co - payee, if living, upon the payee's death will equal either:
> the full amount paid to the payee before the payee's death; or
> two - thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co - payee.

Retained Asset Accounts

When a death benefit is paid in a lump sum and is $15,000 or greater, your beneficiary may elect to have the death benefit deposited into an interest-bearing account, called the Assurance Plus Account .   We will send the beneficiary a "checkbook," and the beneficiary will have access to the account simply by writing a "draft" for all or part of the amount of the death benefit.  We use a bank, The Northern Trust Company, to process your “drafts.”

Upon receipt of the "draft" by the bank, the bank will draw down the amount you requested from our general account. We do not guarantee to credit a minimum interest rate on amounts left in the Assurance Plus Account.  Any interest paid on amounts in the Assurance Plus Account is currently taxable.

The Assurance Plus Account is part of our general account.  It is not a bank account, and it is not insured by the FDIC or any other government agency.  As part of our general account, it is subject to the claims of our creditors.  We may make a profit on all amounts left in the Assurance Plus Account.  T he Assurance Plus Account is not available in all states.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death, in good order, at our administrative office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement for the protection of policyowners;
•	the SEC determines that an emergency exists that would make the disposal of, or the determination of the value of, securities held in the separate account not reasonably practicable; or
•	when mandated under applicable law.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”).  The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements.  The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies.  Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the date the insured dies; or
•	the end of the grace period; or
•	the date the Policy is surrendered.

Assignment of the Policy

You may assign the contract by giving us written notice.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all states; certain benefits and features may vary by state; and they may be available under a different name in some states. Adding these supplemental benefits to an existing Policy, or canceling them, may have tax consequences; you should consult a tax advisor before doing so.

Accidental Death Benefit Rider

Available for primary insured issue ages 15-59, our minimum specified amount for this rider is $10,000.
The maximum specified amount available for the rider is the lesser of (i) $150,000 or (ii) 150% of the Policy's specified amount."

Subject to certain limitations, we will pay the specified amount if the death of the primary insured results solely from accidental bodily injury where:

•	the death is caused by external, violent, and accidental means;
•	the death occurs within 90 days of the accident; and
•	the death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured's 70th birthday; or
•	the date the Policy terminates; or
•	the Monthiversary when the rider terminates at the owner's request.

Other Insured Rider

This rider may insure the spouse (or a non-spouse Other Insured when required by state law) and/or dependent children of the primary insured.  Please note that if a non-spouse is the Other Insured, there may be adverse tax consequences.  Subject to the terms of the rider, we will pay the specified amount of the rider to the primary beneficiary selected.  Available for issue ages 0-85, our minimum specified amount for this rider is $10,000. The maximum specified amount is the lesser of $1,000,000 or the amount of coverage on the primary insured.  The maximum number of Other Insured Riders that is allowed on any one Policy is five (5).  We will pay the rider's face amount when we receive proof, in good order, at our administrative office of the Other Insured's death. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the Other Insured's life (without evidence of insurability).

Conditions to convert the rider:	•	Your request must be in writing and sent to our administrative office, in good order;
	•	The Other Insured has not reached his/her 86th birthday;
	•	The new Policy is any permanent insurance policy that we currently offer for conversion;
•
Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

	•	We will base the premium for the new policy on the Other Insured's underwriting class under the rider.

Termination of the rider:                                                                The rider will terminate on the earliest of:

•	the Policy anniversary on or following the Other Insured's 100th birthday; or
•	the date the Policy terminates for any reason except for death of the primary insured; or
•	31 days after the death of the primary insured; or
•	the date of conversion of this rider; or
•	the Monthiversary on which the rider is terminated upon written request by the owner.

Disability Waiver of Monthly Deductions Rider

Subject to certain conditions, we will waive the Policy's monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured's issue age is between 15 and 55 years of age at the time the rider is purchased. This rider is not available together with the Disability Waiver of Premium Rider. Before we waive any monthly deductions, we must receive proof, in good order, at our administrative office that:

•	the primary insured is totally disabled;
•	the primary insured's total disability began before the Policy anniversary on or following the primary insured's 60th birthday; and
•	the primary insured's total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured's recovery from disability, or after termination of this rider.  While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided that the cash value minus loans and accrued loan interest remains positive.  It is possible that additional premium payments will be required to keep the Policy in force while the waiver of monthly deductions benefit is being paid.

Termination of the rider:                                                                The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•
the date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

•	the date the Policy terminates; or
•	the Monthiversary on which this rider is terminated on written request by the owner.

If we are paying benefits under the rider, on the Policy anniversary after the insured's 60th birthday, then the rider will not terminate and benefits will not end until the date the primary insured is no longer totally disabled.

Disability Waiver of Premium Rider

Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy, while the primary insured is totally disabled, as defined in the rider.  The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is the lesser of $12,000 or the maximum annual premium payable under the guideline premium test. We will allocate the resulting net premium into the Policy’s cash value. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age.  This rider is not available together with the Disability Waiver of Monthly Deductions Rider.  In order to pay a benefit, we must receive proof, in good order, at our administrative office that:

•	the primary insured is totally disabled;
•	the primary insured became totally disabled before the Policy anniversary on or following the primary insured’s 60th birthday; and
•	the primary insured’s total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider.  We will apply the benefit each month on the Monthiversary.  We may not pay any benefit that becomes due more than one year before we receive written notice of your claim; after the primary insured’s recovery from disability; or after termination of this rider.  It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•
the later of the date of recovery from disability or the Policy anniversary on or following the insured’s 100th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

•	the date the Policy terminates; or
•	the Monthiversary on which this rider is terminated on written request by the owner.

Primary Insured Rider Plus ("PIR Plus")

Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	•	The rider increases the Policy's death benefit by the rider's face amount;
	•	The rider may be purchased from issue ages 0-85;
	•	The minimum purchase amount for the rider is $25,000. There is no maximum purchase amount;
	•	We do not assess any additional surrender charge for the rider;
•
Generally the rider coverage costs less than the insurance coverage under the Policy, but it has no cash value and terminates at age 100, and it does not provide a guarantee that current cost of insurance rates in the first three Policy years will remain fixed;

	•	You may cancel or reduce your rider coverage without decreasing your Policy's specified amount;
	•	You may generally decrease your Policy's specified amount without reducing your rider coverage; and
	•	Subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	•	Your request must be in writing and sent, in good order, to our mailing address;
	•	The primary insured has not reached his/her 86th birthday;
	•	The new policy is any permanent insurance policy that we currently offer for conversions;
	•	We may allow an increase to the Policy’s specified amount if the Policy and all of the riders in force allow such an increase;
•
The amount of the insurance under the new policy or the amount of the increase to will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Policy; and

	•	We will base your premium on the primary insured's rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

	•	the Policy anniversary on or following the primary insured’s 100th birthday; or
	•	the date the Policy terminates; or
	•	the date you fully convert this rider; or
	•	the Monthiversary on which you terminate the rider by written request.

It may cost you less to reduce your PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR Plus.  It may cost you more to keep a higher specified amount under the base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus.  Any changes to the coverage of this rider may affect your GDBM monthly premium. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider.

You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of this rider for new policies.

Living Benefit Rider (an Accelerated Death Benefit)

This rider allows us to pay all or a portion of the death benefit once we receive proof, in good order, at our administrative office that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a "single - sum benefit" equal to:

•	the death benefit on the date we pay the single - sum benefit; multiplied by
•	the percentage of the death benefit you elected to receive (“election percentage”); divided by
•	1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
•	any indebtedness at the time we pay the single - sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single - sum benefit as defined above is equal to:

•	The death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	the benefit available under any PIR Plus in force.

A single - sum benefit may not be greater than $500,000

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured's terminal condition results from self - inflicted injuries that occur during the period specified in your Policy's suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;
•	the date a settlement option takes effect;
•	the date we pay a single - sum benefit; or
•	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.  The terms of this rider may vary depending on a state’s insurance law requirements.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  Suppose that the current yield on 90-day U.S. Treasury bills is 6.00% and the Policy loan interest rate is 2.75%.  Because the greater of these is 6%, that is the interest rate that will be used to discount the single sum benefit.  The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50/ 1.06) - ($10,000 x 0.50)].  After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain; you should consult a tax advisor before doing so.

Additional Information

Sending Forms and Transaction Requests in Good Order

We cannot process your instructions to process a transaction relating to the policy until we have received your instructions in good order at our mailing address.  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Sale of the Policies

Distribution and Principal Underwriting Agreement. TCI, our affiliate, serves as principal underwriter for the Policies.  We entered into a principal underwriting and distribution agreement with TCI for the distribution and sale of the Policies effective May 1, 2007.  We pay commissions to TCI, which are passed on to selling firms (see below) and reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

           Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers including TFA, may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms.  We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2009, was, on average, 34% of all premiums made during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10. We will pay an additional trail commission of up to 0.25% of the Policy's subaccount value (excluding the fixed account), on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount.  Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

To the extent permitted by FINRA rules, Western Reserve, TFA, WGS and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives.  These arrangements, which may be referred to as revenue sharing arrangements, are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firm, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy.  Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation for Affiliated Wholesaling and Selling Firms.  Our parent company provides paid-in capital to TCI and pays the cost of TCI's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are TFA and WGS, both affiliates, who sell Western Reserve products.
Western Reserve covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA.  These facilities and services are necessary for TFA’s administration and operation, and Western Reserve is compensated by TFA for these expenses based on TFA’s usage.  In addition, Western Reserve and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their managers at TFA and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates.  Additional compensation or reimbursement arrangements may include payments in connection with TFA’s or WGS’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses.  The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation.  Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies.  For example,
TFA’s and WGS’s sales representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.  TFA’s and WGS’s sales representatives may also be eligible to participate in a stock option and award plan.  Sales representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms.  We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives.  In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates.  To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.  These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria.  For instance, Western Reserve made flat fee payments to certain selling firms with payments ranging from $37.50 to $4,623.33 in 2009 in relation to their sales of the Western Reserve’s insurance products.

During 2009, we had “preferred product” arrangements with TFA, WGS, First Founder Securities, Inc., First Global, Harbour Investments, Inc. and Workman Securities Corporation.  We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm	Aggregate Amount Paid During 2009

First Founders Securities, Inc.	$ 201.56
First Global	$4,623,33

Harbour Investments, Inc.	$2,231.44

Workman Securities Corporation	$ 37.50
No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you.  You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits.  In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made.  Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

Table of Contents of the Statement of Additional Information

The Policy – General Provisions
Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Death Benefit
Additional Information
Additional Information about Western Reserve and the Separate Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Report to Owners
Records
Independent Registered Public Accounting Firm
Experts

Underwriters
Underwriting Standards
IMSA
Performance Data
Other Performance Data in Advertising Sales Literature
Western Reserve’s Published Ratings
Appendix A – Monthly Per Unit Charges (Rate Per Thousand)
Financial Statements
WRL Series Life Account
Western Reserve Life Assurance Co. of Ohio

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.
administrative office
Our administrative office address is P.O. Box 9008, Clearwater, Florida, 33758-9008.  Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716.  Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only); and 1-727-299-1620 (for all other fax requests).  Our administrative office serves as the recipient of all website (www.westernreserve.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments) and any Claims documents.  Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time.  Please do not send any checks or non-claims related correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.
beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiary(ies).
cash value
At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

fixed account
An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.  The fixed account is part of our general account.

free look period
The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free-look period varies by state. The free look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.
good order
An instruction that is received by the Company, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents), that is sufficiently complete and clear so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Guaranteed Death Benefit Measure
A factor that tracks the timing and amount of cash flows in and out of the fixed account, and is used to determine whether the no lapse guarantee is in effect.  The Guaranteed Death Benefit Measure is not used to determine the cash value, the net surrender value or the amount of the death benefit.

GDBM Credit Rate
A rate used in accumulating the Guaranteed Death Benefit Measure.  This calculation provides an incentive for early payment of premiums into the fixed account to build the no lapse guarantee. The GDBM Credit is not a monetary credit that increases your cash value, the net surrender value or the amount of the death benefit.  The GDBM Credit Rate is shown on the Policy schedule pages.

GDBM Monthly Premium
An amount subtracted from the Guaranteed Death Benefit Measure each month.  This is the minimum monthly net premium or transfer into the fixed account to keep the no lapse guarantee in effect if there are no early or late payments into the fixed account and there are no transfers, withdrawals or loans taken out of the fixed account.  The GDBM Monthly Premium at issue is shown on the Policy schedule pages.

indebtedness	Outstanding loans plus any accrued interest at the time your Policy lapsed.
in force	While coverage under the Policy is active and the insured's life remains insured.
initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.
insured	The person whose life is insured by the Policy.
issue age
The insured's age on his or her birthday on or before the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or before the date that the increase in specified amount takes effect.  This age may be different from the attained age on other layers of specified amount coverage.

lapse
When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.
mailing address
Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.  All premium payments and loan repayments made by check, and non-claims related correspondence and notices must be sent to this office.

maximum fixed account value
The maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan reserve requirements.  This restriction does not apply to transfers to the fixed account necessary to maintain the no lapse guarantee by increasing the Guaranteed Death Benefit Measure to zero, or necessary in the exercise of conversion rights.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions
The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the unloaned portion of the cash value in the fixed account on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.
net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.
net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any outstanding loan amount, minus any accrued loan interest, and minus any surrender charge as of such date.

NYSE	The New York Stock Exchange.
planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.
Policy	The WRL ForLife variable life insurance policy without any supplemental riders (benefits).
Policy date
The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.
premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.
premiums	All payments you make under the Policy other than loan repayments.
reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.
reallocation date
The date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected on your application. We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date stated in your policy is as long as we estimate your free-look period to last. In all other states, the reallocation date is the later of the policy date or the record date.

record date	The date we record your Policy on our books. The record date is generally the Policy date, unless the Policy is backdated.
separate account
The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount
The initial specified amount of life insurance that you have selected is shown on the Policy's schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Policy's specified amount. Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.
surrender charge
If, during the first 15 Policy years (or during the 15-year period subsequent to an increase in specified amount), you fully surrender the Policy, then we will deduct a surrender charge from your cash value.

termination	When the insured's life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.
valuation date	Each day the New York Stock Exchange is open for normal trading. Western Reserve is open for business whenever the New York Stock Exchange is open.
valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, Company (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.
written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, and in good order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

APPENDICES A-1, B-1 & C-1
FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
(BASED ON THE 2001 C.S.O. MORTALITY TABLES)

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008:
Appendix A-1
Surrender Charge per Thousand of Specified Amount Layer
(Based on the gender and rate class of the insured)

Issue Age	Male Juvenile	Male/Unisex Tobacco	Male/Unisex Non-Tobacco	Female Juvenile	Female Tobacco	Female Non-Tobacco

0	11.76			11.76
1	8.16			8.16
2	8.16			8.16
3	7.92			7.92
4	7.68			7.68
5	7.68			7.68
6	7.68			7.68
7	7.68			7.68
8	7.68			7.68
9	7.68			7.68
10	7.68			7.68
11	7.68			7.68
12	7.68			7.68
13	7.92			7.92
14	8.16			8.16
15	8.40			8.40
16	8.52			8.52
17	8.88			8.88
18		9.20	8.72		9.20	8.72
19		9.32	8.84		9.32	8.84
20		9.44	8.96		9.44	8.96
21		9.88	9.16		9.64	9.16
22		10.04	9.32		9.80	9.32
23		10.24	9.52		10.00	9.52
24		10.40	9.68		10.40	9.68
25		10.84	9.88		10.60	9.88
26		11.28	10.56		11.04	10.32
27		11.72	11.00		11.48	10.76
28		12.12	11.40		12.12	11.16
29		12.80	12.08		12.56	11.84
30		13.24	12.52		13.00	12.28
31		14.00	13.04		13.52	12.80
32		14.48	13.76		14.24	13.52
33		15.24	14.28		14.76	14.04
34		15.96	14.76		15.48	14.52
35		16.48	15.52		16.00	15.28
36		17.40	16.20		16.92	15.96
37		18.40	17.20		17.92	16.72
38		19.56	18.12		18.60	17.64
39		20.76	19.08		19.56	18.36

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008:

Issue Age	Male Juvenile	Male/Unisex Tobacco	Male/Unisex Non-Tobacco	Female Juvenile	Female Tobacco	Female Non-Tobacco

40		21.96	20.28		20.52	19.32
41		23.56	21.64		22.12	20.68
42		25.24	23.08		23.80	22.01
43		27.08	24.44		25.40	22.65
44		29.16	25.86		26.96	23.32
45		31.04	26.72		27.83	24.03
46		32.80	27.62		28.76	24.78
47		34.56	28.58		29.73	25.57
48		35.88	29.60		30.75	26.41
49		37.12	30.70		31.84	27.30
50		38.97	31.86		32.99	28.23
51		40.58	33.11		34.20	29.21
52		42.30	34.43		35.48	30.25
53		44.10	35.85		36.84	31.35
54		46.01	37.35		38.28	32.50
55		48.02	38.93		39.79	33.71
56		50.12	40.62		41.39	35.00
57		52.35	42.41		43.06	36.35
58		54.70	44.32		44.88	37.77
59		57.00	46.37		46.85	39.28
60		57.00	48.56		48.97	40.88
61		57.00	50.90		51.26	42.58
62		57.00	53.38		53.73	44.40
63		57.00	56.03		56.41	46.32
64		57.00	57.00		57.00	48.38
65		57.00	57.00		57.00	50.58
66		57.00	57.00		57.00	52.93
67		57.00	57.00		57.00	55.45
68+		57.00	57.00		57.00	57.00

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008:
Appendix B-1
Monthly per Unit Charges (Rate per Thousand)

Issue Age	Base	Issue Age	PIR+	Issue Age	OIR

0	0.06	0	0.01	0	0.03
1	0.06	1	0.01	1	0.03
2	0.06	2	0.01	2	0.03
3	0.06	3	0.01	3	0.03
4	0.06	4	0.01	4	0.03
5	0.06	5	0.01	5	0.03
6	0.06	6	0.01	6	0.03
7	0.07	7	0.01	7	0.03
8	0.07	8	0.01	8	0.03
9	0.07	9	0.01	9	0.03
10	0.07	10	0.01	10	0.03
11	0.07	11	0.01	11	0.03
12	0.07	12	0.01	12	0.03
13	0.07	13	0.01	13	0.03
14	0.07	14	0.01	14	0.03
15	0.07	15	0.01	15	0.03
16	0.07	16	0.01	16	0.03
17	0.07	17	0.01	17	0.03
18	0.07	18	0.01	18	0.03
19	0.07	19	0.01	19	0.03
20	0.07	20	0.01	20	0.03
21	0.07	21	0.01	21	0.03
22	0.07	22	0.01	22	0.03
23	0.07	23	0.01	23	0.03
24	0.07	24	0.01	24	0.03
25	0.07	25	0.01	25	0.03
26	0.07	26	0.01	26	0.03
27	0.07	27	0.01	27	0.04
28	0.08	28	0.01	28	0.04
29	0.08	29	0.01	29	0.04
30	0.08	30	0.01	30	0.04
31	0.09	31	0.01	31	0.04
32	0.09	32	0.01	32	0.04
33	0.10	33	0.01	33	0.05
34	0.10	34	0.01	34	0.05
35	0.11	35	0.01	35	0.05
36	0.11	36	0.01	36	0.05
37	0.12	37	0.01	37	0.06
38	0.13	38	0.01	38	0.06
39	0.13	39	0.02	39	0.07
40	0.14	40	0.02	40	0.07
41	0.15	41	0.02	41	0.07

Issue Age	Base	Issue Age	PIR+	Issue Age	OIR

42	0.16	42	0.02	42	0.08
43	0.17	43	0.02	43	0.08
44	0.18	44	0.02	44	0.09
45	0.19	45	0.02	45	0.09
46	0.20	46	0.02	46	0.10
47	0.21	47	0.02	47	0.10
48	0.21	48	0.03	48	0.11
49	0.22	49	0.03	49	0.11
50	0.24	50	0.03	50	0.11
51	0.24	51	0.03	51	0.12
52	0.26	52	0.03	52	0.12
53	0.27	53	0.03	53	0.13
54	0.29	54	0.03	54	0.14
55	0.30	55	0.04	55	0.15
56	0.32	56	0.04	56	0.16
57	0.35	57	0.04	57	0.17
58	0.38	58	0.04	58	0.18
59	0.40	59	0.05	59	0.20
60	0.43	60	0.05	60	0.21
61	0.46	61	0.05	61	0.23
62	0.50	62	0.06	62	0.24
63	0.53	63	0.06	63	0.26
64	0.56	64	0.07	64	0.27
65	0.59	65	0.07	65	0.29
66	0.62	66	0.07	66	0.30
67	0.65	67	0.08	67	0.32
68	0.67	68	0.08	68	0.33
69	0.70	69	0.08	69	0.35
70	0.73	70	0.09	70	0.36
71	0.76	71	0.09	71	0.37
72	0.79	72	0.09	72	0.39
73	0.82	73	0.10	73	0.40
74	0.85	74	0.10	74	0.42
75	0.88	75	0.10	75	0.43
76	0.90	76	0.11	76	0.44
77	0.93	77	0.11	77	0.46
78	0.96	78	0.11	78	0.47
79	0.99	79	0.12	79	0.49
80	1.02	80	0.12	80	0.50
81	1.05	81	0.12	81	0.51
82	1.08	82	0.13	82	0.53
83	1.11	83	0.13	83	0.54
84	1.14	84	0.13	84	0.56
85	1.16	85	0.14	85	0.57

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008:
Appendix C-1
Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  These illustrations also assume some premium allocation into the fixed account.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the subaccount returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 90 on a Base Policy for an insured who is a 40 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $2,030 and selecting the On Time GDBM Funding, a $250,000 initial specified amount and death benefit Option A.  The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page 91 is based on the same factors as those on page 90, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration uses the current charges, and the guaranteed illustration uses the guaranteed charges.  These charges are:

(1)
the daily charge for assuming mortality and expense risks assessed against each subaccount.  Currently, this charge is equivalent to an annual charge of 0.0% of the average net assets of each subaccount.  The guaranteed maximum charge is equal to 0.00% in Policy years 1 through 5 and 0.50% (annually) after the first 5 Policy years;

(2)
estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.43% of the portfolios’ gross average daily net assets.  The 1.43% gross average portfolio expense level assumes an equal allocation of amounts among the 68 subaccounts available to new investors.  We used annualized actual audited expenses incurred during 2009 for the portfolios to calculate the gross average annual expense level;

(3)
the premium expense charge (0% of all premium payments in the first Policy year and 3% of all premiums paid thereafter) and cash value charges for the cost of insurance, the monthly Policy charge and the monthly per unit charge; and

(4)
the surrender charge per $1,000 of the initial specified amount or each increase in specified amount applied to surrenders during the first 15 Policy years or during the first 15 Policy years from the date of any increase in specified amount.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return.  The actual return on your cash value will depend on factors such as the amounts you allocate to the fixed account, to particular subaccount portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features.  Contact your registered representative or our administrative office.  (See prospectus back cover –“Inquiries.”)

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
WRL FORLIFE
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 40
Specified Amount   $250,000                                                                                                           Preferred Elite Class
Annual Premium                                 $2,030.00                                                                           Option Type A
Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			TOTAL CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
	Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)	Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)
End of Policy Year	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)
1	250,000	250,000	250,000	1,428	1,499	1,548
2	250,000	250,000	250,000	2,816	2,986	3,105
3	250,000	250,000	250,000	4,216	4,513	4,730
4	250,000	250,000	250,000	5,638	6,091	6,434
5	250,000	250,000	250,000	7,083	7,723	8,223
6	250,000	250,000	250,000	8,555	9,412	10,107
7	250,000	250,000	250,000	10,053	11,160	12,090
8	250,000	250,000	250,000	11,578	12,969	14,179
9	250,000	250,000	250,000	13,560	15,269	16,809
10	250,000	250,000	250,000	15,586	17,649	19,574
15	250,000	250,000	250,000	26,313	30,750	35,671
20	250,000	250,000	250,000	37,517	45,517	56,069
25	250,000	250,000	250,000	49,228	62,323	82,865
30 (Age 70)	250,000	250,000	250,000	60,813	81,083	118,884
35 (Age 75)	250,000	250,000	250,000	71,200	101,671	169,080
40 (Age 80)	250,000	250,000	252,531	67,595	115,553	240,506
45 (Age 85)	250,000	250,000	362,561	30,876	113,966	345,296
50 (Age 90)	250,000	250,000	516,381	**	84,591	491,791
55 (Age 95)	250,000	250,000	711,815	**	**	704,768
60 (Age 100)	250,000	250,000	1,030,128	**	**	1,030,128
* In the absence of an additional payment, the Policy would lapse. ** Policy in force due to Guaranteed Death Benefit

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
WRL FORLIFE
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 40
Specified Amount   $250,000                                                                                                Preferred Elite Class
Annual Premium                                 $2,030.00                                                                Option Type A
Using Current Cost of Insurance Rates

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
	Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)		Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)
End of Policy Year	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	End of Policy Year	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and N et)
1	-	-	-	15	26,313	30,750	35,671
2	853	1,024	1,143	20	37,517	45,517	56,069
3	1,241	1,538	1,755	25	49,228	62,323	82,865
4	1,623	2,077	2,419	30 (Age 70)	60,813	81,083	118,884
5	2,419	3,058	3,559	35 (Age 75)	71,200	101,671	169,080
6	3,992	4,849	5,544	40 (Age 80)	67,595	115,553	240,506
7	5,997	7,104	8,034	45 (Age 85)	30,876	113,966	345,296
8	8,029	9,420	10,630	50 (Age 90)	**	84,591	491,791
9	10,518	12,227	13,767	55 (Age 95)	**	**	704,768
10	13,051	15,114	17,039	60 (Age 100)	**	**	1,030,128
* In the absence of an additional payment, the Policy would lapse. ** Policy in force due to Guaranteed Death Benefit

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
WRL FORLIFE
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 40
Specified Amount   $250,000                                                                                                Preferred Elite Class
Annual Premium                                 $2,030.00                                                                Option Type A
Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			TOTAL CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
	Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)	Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)
End of Policy Year	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)
1	250,000	250,000	250,000	1,417	1,489	1,537
2	250,000	250,000	250,000	2,737	2,908	3,027
3	250,000	250,000	250,000	4,049	4,346	4,562
4	250,000	250,000	250,000	4,956	5,410	5,753
5	250,000	250,000	250,000	5,819	6,460	6,962
6	250,000	250,000	250,000	6,615	7,472	8,167
7	250,000	250,000	250,000	7,360	8,463	9,390
8	250,000	250,000	250,000	8,061	9,443	10,645
9	250,000	250,000	250,000	8,728	10,422	11,947
10	250,000	250,000	250,000	9,351	11,390	13,292
15	250,000	250,000	250,000	11,216	15,546	20,343
20	250,000	250,000	250,000	9,341	17,103	27,298
25	250,000	250,000	250,000	904	13,639	33,453
30 (Age 70)	250,000	250,000	250,000	**	1,782	38,579
35 (Age 75)	250,000	250,000	250,000	**	**	41,747
40 (Age 80)	250,000	250,000	250,000	**	**	37,829
45 (Age 85)	250,000	250,000	250,000	**	**	11,000
50 (Age 90)	250,000	250,000	250,000	**	**	**
55 (Age 95)	250,000	250,000	250,000	**	**	**
60 (Age 100)	250,000	250,000	250,000	**	**	**
* In the absence of an additional payment, the Policy would lapse.
** Policy in force due to Guaranteed Death Benefit

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008
WRL FORLIFE
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 40
Specified Amount   $250,000                                                                                                Preferred Elite Class
Annual Premium                                 $2,030.00                                                                Option Type A
Using Guaranteed Cost of Insurance Rates
	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
	Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)		Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)
End of Policy Year	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	End of Policy Year	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)
1	-	-	-	15	11,216	15,546	20,343
2	853	1,024	1,143	20	9,341	17,103	27,298
3	1,241	1,538	1,755	25	904	13,639	33,453
4	1,623	2,077	2,419	30 (Age 70)	**	1,782	38,579
5	2,000	2,639	3,140	35 (Age 75)	**	**	41,747
6	2,356	3,209	3,901	40 (Age 80)	**	**	37,829
7	3,304	4,407	5,334	45 (Age 85)	**	**	11,000
8	4,512	5,894	7,096	50 (Age 90)	**	**	**
9	5,686	7,380	8,905	55 (Age 95)	**	**	**
10	6,816	8,855	10,757	60 (Age 100)	**	**	**
* In the absence of an additional payment, the Policy would lapse. ** Policy in force due to Guaranteed Death Benefit

APPENDICES A-2, B-2 & C-2
 FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED
BEFORE JANUARY 1, 2009
(BASED ON THE 1980 C.S.O. TABLES)

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009:
Appendix A-2
Surrender Charge p er Thousand of Specified Amount Layer
(Based on the gender and rate class of the insured)

Issue Age	Male/Unisex Tobacco	Male/Unisex Non-Tobacco	Male/Female Juvenile	Female Tobacco	Female Non-Tobacco

0	N/A	N/A	11.76	N/A	N/A
1	N/A	N/A	8.16	N/A	N/A
2	N/A	N/A	8.16	N/A	N/A
3	N/A	N/A	7.92	N/A	N/A
4	N/A	N/A	7.68	N/A	N/A
5	N/A	N/A	7.68	N/A	N/A
6	N/A	N/A	7.68	N/A	N/A
7	N/A	N/A	7.68	N/A	N/A
8	N/A	N/A	7.68	N/A	N/A
9	N/A	N/A	7.68	N/A	N/A
10	N/A	N/A	7.68	N/A	N/A
11	N/A	N/A	7.68	N/A	N/A
12	N/A	N/A	7.68	N/A	N/A
13	N/A	N/A	7.92	N/A	N/A
14	N/A	N/A	8.16	N/A	N/A
15	N/A	N/A	8.40	N/A	N/A
16	N/A	N/A	8.52	N/A	N/A
17	N/A	N/A	8.88	N/A	N/A
18	9.20	8.72		9.20	8.72
19	9.32	8.84		9.32	8.84
20	9.44	8.96		9.44	8.96
21	9.88	9.16		9.64	9.16
22	10.04	9.32		9.80	9.32
23	10.24	9.52		10.00	9.52
24	10.40	9.68		10.40	9.68
25	10.84	9.88		10.60	9.88
26	11.28	10.56		11.04	10.32
27	11.72	11.00		11.48	10.76
28	12.12	11.40		12.12	11.16
29	12.80	12.08		12.56	11.84
30	13.24	12.52		13.00	12.28
31	14.00	13.04		13.52	12.80
32	14.48	13.76		14.24	13.52
33	15.24	14.28		14.76	14.04
34	15.96	14.76		15.48	14.52
35	16.48	15.52		16.00	15.28
36	17.40	16.20		16.92	15.96
37	18.40	17.20		17.92	16.72
38	19.56	18.12		18.60	17.64
39	20.76	19.08		19.56	18.36

Issue Age	Male/Unisex Tobacco	Male/Unisex Non-Tobacco	Female Tobacco	Female Non-Tobacco

40	21.96	20.28	20.52	19.32
41	23.56	21.64	22.12	20.68
42	25.24	23.08	23.80	22.12
43	27.08	24.44	25.40	23.15
44	29.16	26.04	26.96	23.86
45	31.04	27.44	27.83	24.59
46	32.80	28.72	28.76	25.38
47	34.56	29.84	29.73	26.22
48	36.32	31.00	30.75	27.11
49	38.32	32.24	31.84	28.04
50	40.56	33.56	32.99	29.05
51	42.56	34.98	34.20	30.11
52	45.24	36.49	35.48	31.24
53	47.68	38.10	36.84	32.45
54	50.84	39.83	38.28	33.72
55	53.28	41.68	39.79	35.09
56	55.79	43.63	41.39	36.54
57	57.00	45.74	43.06	38.08
58	57.00	47.98	44.88	39.74
59	57.00	50.38	46.85	41.54
60	57.00	52.97	48.97	43.47
61	57.00	55.74	51.26	45.57
62	57.00	57.00	53.73	47.82
63	57.00	57.00	56.41	50.26
64	57.00	57.00	57.00	52.88
65	57.00	57.00	57.00	55.68
66 and over	57.00	57.00	57.00	57.00

 FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009:
Appendix B-2
Monthly p er Unit Charges (Rate Per Thousand)

Issue Age	Base	Issue Age	PIR+	Issue Age	OIR

0	0.06	0	0.01	0	0.03
1	0.06	1	0.01	1	0.03
2	0.06	2	0.01	2	0.03
3	0.06	3	0.01	3	0.03
4	0.06	4	0.01	4	0.03
5	0.06	5	0.01	5	0.03
6	0.06	6	0.01	6	0.03
7	0.07	7	0.01	7	0.03
8	0.07	8	0.01	8	0.03
9	0.07	9	0.01	9	0.03
10	0.07	10	0.01	10	0.03
11	0.07	11	0.01	11	0.03
12	0.07	12	0.01	12	0.03
13	0.07	13	0.01	13	0.03
14	0.07	14	0.01	14	0.03
15	0.07	15	0.01	15	0.03
16	0.07	16	0.01	16	0.03
17	0.07	17	0.01	17	0.03
18	0.07	18	0.01	18	0.03
19	0.07	19	0.01	19	0.03
20	0.07	20	0.01	20	0.03
21	0.07	21	0.01	21	0.03
22	0.07	22	0.01	22	0.03
23	0.07	23	0.01	23	0.03
24	0.07	24	0.01	24	0.03
25	0.07	25	0.01	25	0.03
26	0.07	26	0.01	26	0.03
27	0.07	27	0.01	27	0.04
28	0.08	28	0.01	28	0.04
29	0.08	29	0.01	29	0.04
30	0.08	30	0.01	30	0.04
31	0.09	31	0.01	31	0.04
32	0.09	32	0.01	32	0.04
33	0.10	33	0.01	33	0.05
34	0.10	34	0.01	34	0.05
35	0.11	35	0.01	35	0.05
36	0.11	36	0.01	36	0.05
37	0.12	37	0.01	37	0.06
38	0.13	38	0.01	38	0.06
39	0.13	39	0.02	39	0.07
40	0.14	40	0.02	40	0.07
41	0.15	41	0.02	41	0.07

Issue Age	Base	Issue Age	PIR+	Issue Age	OIR

42	0.16	42	0.02	42	0.08
43	0.17	43	0.02	43	0.08
44	0.18	44	0.02	44	0.09
45	0.19	45	0.02	45	0.09
46	0.20	46	0.02	46	0.10
47	0.21	47	0.02	47	0.10
48	0.21	48	0.03	48	0.11
49	0.22	49	0.03	49	0.11
50	0.24	50	0.03	50	0.11
51	0.24	51	0.03	51	0.12
52	0.26	52	0.03	52	0.12
53	0.27	53	0.03	53	0.13
54	0.29	54	0.03	54	0.14
55	0.30	55	0.04	55	0.15
56	0.32	56	0.04	56	0.16
57	0.35	57	0.04	57	0.17
58	0.38	58	0.04	58	0.18
59	0.40	59	0.05	59	0.20
60	0.43	60	0.05	60	0.21
61	0.46	61	0.05	61	0.23
62	0.50	62	0.06	62	0.24
63	0.53	63	0.06	63	0.26
64	0.56	64	0.07	64	0.27
65	0.59	65	0.07	65	0.29
66	0.62	66	0.07	66	0.30
67	0.65	67	0.08	67	0.32
68	0.67	68	0.08	68	0.33
69	0.70	69	0.08	69	0.35
70	0.73	70	0.09	70	0.36
71	0.76	71	0.09	71	0.37
72	0.79	72	0.09	72	0.39
73	0.82	73	0.10	73	0.40
74	0.85	74	0.10	74	0.42
75	0.88	75	0.10	75	0.43
76	0.90	76	0.11	76	0.44
77	0.93	77	0.11	77	0.46
78	0.96	78	0.11	78	0.47
79	0.99	79	0.12	79	0.49
80	1.02	80	0.12	80	0.50
81	1.05	81	0.12	81	0.51
82	1.08	82	0.13	82	0.53
83	1.11	83	0.13	83	0.54
84	1.14	84	0.13	84	0.56
85	1.16	85	0.14	85	0.57

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009:
Appendix C-2
Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  These illustrations also assume some premium allocation into the fixed account.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the subaccount returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page100 on a Base Policy for an insured who is a 40 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $2,030.00 and selecting the On Time GDBM Funding, a $250,000 initial specified amount and death benefit Option A.  The illustration on that page also assumes cost of insurance charges based on our  current cost of insurance rates for the representative insured.

The illustration for the representative insured on page 101 is based on the same factors as those on page 100, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration uses the current charges, and the guaranteed illustration uses the guaranteed charges.  These charges are:

(1)
the daily charge for assuming mortality and expense risks assessed against each subaccount.  Currently, this charge is equivalent to an annual charge of 0.0% of the average net assets of each subaccount.  The guaranteed maximum charge is equal to 0.00% in Policy years 1 through 5 and 0.50% (annually) after the first 5 Policy years;

(2)
estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.43% of the portfolios’ gross average daily net assets.  The 1.43% gross average portfolio expense level assumes an equal allocation of amounts among the 68 subaccounts available to new investors.  We used annualized actual audited expenses incurred during 2009 for the portfolios to calculate the gross average annual expense level;

(3)
the premium expense charge (0% of all premium payments in the first Policy year and 3% of all premiums paid thereafter) and cash value charges for the cost of insurance, the monthly Policy charge and the monthly per unit charge; and

(4)
the surrender charge per $1,000 of the initial specified amount or each increase in specified amount applied to surrenders during the first 15 Policy years or during the first 15 Policy years from the date of any increase in specified amount.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return.  The actual return on your cash value will depend on factors such as the amounts you allocate to the fixed account, to particular subaccount portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features.  Contact your registered representative or our administrative office.  (See prospectus back cover – Inquiries.)

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009
WRL FORLIFE
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 40
Specified Amount   $250,000                                                                                                Preferred Elite Class
Annual Premium                                 $2,030.00                                                                Option Type A
Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			TOTAL CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
	Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)	Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)
End of Policy Year	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)
1	250,000	250,000	250,000	1,453	1,524	1,572
2	250,000	250,000	250,000	2,859	3,029	3,149
3	250,000	250,000	250,000	4,266	4,564	4,780
4	250,000	250,000	250,000	5,687	6,140	6,483
5	250,000	250,000	250,000	7,123	7,763	8,264
6	250,000	250,000	250,000	8,579	9,436	10,132
7	250,000	250,000	250,000	10,052	11,160	12,090
8	250,000	250,000	250,000	11,545	12,937	14,148
9	250,000	250,000	250,000	13,484	15,195	16,736
10	250,000	250,000	250,000	15,454	17,520	19,447
15	250,000	250,000	250,000	25,635	30,086	35,022
20	250,000	250,000	250,000	36,407	44,440	55,029
25	250,000	250,000	250,000	47,225	60,407	81,061
30 (Age 70)	250,000	250,000	250,000	57,179	77,677	115,821
35 (Age 75)	250,000	250,000	250,000	64,677	95,729	164,170
40 (Age 80)	250,000	250,000	250,000	66,810	113,749	235,605
45 (Age 85)	250,000	250,000	358,615	57,961	130,561	341,538
50 (Age 90)	250,000	250,000	516,453	26,358	144,638	491,860
55 (Age 95)	250,000	250,000	717,484	15,331	154,182	710,380
60 (Age 100)	250,000	250,000	1,037,256	16,209	141,419	1,037,256
* In the absence of an additional payment, the Policy would lapse.

POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008AND ISSUED BEFORE JANUARY 1, 2009
WRL FORLIFE
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 40
Specified Amount   $250,000                                                                                                Preferred Elite Class
Annual Premium                                 $2,030.00                                                                Option Type A
Using Current Cost of Insurance Rates
(continued)
	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
	Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)		Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)
End of Policy Year	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	End of Policy Year	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and Net)	Fixed Account 4.10% (Gross and N et)
1	-	-	-	15	25,635	30,086	35,022
2	853	1,024	1,143	20	36,407	44,440	55,029
3	1,241	1,538	1,755	25	47,225	60,407	81,061
4	1,623	2,077	2,419	30 (Age 70)	57,179	77,677	115,821
5	2,459	3,099	3,599	35 (Age 75)	64,677	95,729	164,170
6	4,016	4,873	5,569	40 (Age 80)	66,810	113,749	235,605
7	5,996	7,104	8,034	45 (Age 85)	57,961	130,561	341,538
8	7,996	9,388	10,599	50 (Age 90)	26,358	144,638	491,860
9	10,442	12,153	13,694	55 (Age 95)	15,331	154,182	710,380
10	12,919	14,985	16,912	60 (Age 100)	16,209	141,419	1,037,256

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009
WRL FORLIFE
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 40
Specified Amount   $250,000                                                                                                Preferred Elite Class
Annual Premium                                 $2,030.00                                                                Option Type A
Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			TOTAL CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
	Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)	Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)
End of Policy Year	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)
1	250,000	250,000	250,000	1,431	1,503	1,551
2	250,000	250,000	250,000	2,692	2,862	2,982
3	250,000	250,000	250,000	3,913	4,210	4,426
4	250,000	250,000	250,000	4,523	4,978	5,321
5	250,000	250,000	250,000	5,074	5,717	6,219
6	250,000	250,000	250,000	5,543	6,401	7,097
7	250,000	250,000	250,000	5,937	7,043	7,973
8	250,000	250,000	250,000	6,254	7,640	8,845
9	250,000	250,000	250,000	6,485	8,184	9,714
10	250,000	250,000	250,000	6,623	8,670	10,578
15	250,000	250,000	250,000	5,399	9,764	14,596
20	250,000	250,000	250,000	6,672	14,104	23,922
25	250,000	250,000	250,000	7,950	19,724	38,247
30 (Age 70)	250,000	250,000	250,000	9,109	26,585	59,363
35 (Age 75)	250,000	250,000	250,000	10,160	34,961	90,491
40 (Age 80)	250,000	250,000	250,000	11,114	45,185	136,376
45 (Age 85)	250,000	250,000	250,000	11,979	57,667	204,015
50 (Age 90)	250,000	250,000	318,907	12,764	72,904	303,721
55 (Age 95)	250,000	250,000	455,205	13,476	91,505	450,698
60 (Age 100)	250,000	250,000	667,356	14,122	114,211	667,356
* In the absence of an additional payment, the Policy would lapse.

.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009
WRL FORLIFE
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 40
Specified Amount   $250,000                                                                                                Preferred Elite Class
Annual Premium                                 $2,030.00                                                                Option Type A
Using Guaranteed Cost of Insurance Rates
(Continued)

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
	Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)		Separate Account 0% (Gross) ; -1.43% (Net)	Separate Account 6% (Gross) ; 4.57% (Net)	Separate Account 10% (Gross) ; 8.57% (Net)
End of Policy Year	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	End of Policy Year	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)	Fixed Account 2.00% (Gross and Net)
1	-	-	-	15	5,399	9,764	14,596
2	853	1,024	1,143	20	6,672	14,104	23,922
3	1,241	1,538	1,755	25	7,950	19,724	38,247
4	1,623	2,077	2,419	30 (Age 70)	9,109	26,585	59,363
5	2,000	2,639	3,140	35 (Age 75)	10,160	34,961	90,491
6	2,356	3,209	3,901	40 (Age 80)	11,114	45,185	136,376
7	2,705	3,802	4,723	45 (Age 85)	11,979	57,667	204,015
8	3,047	4,419	5,613	50 (Age 90)	12,764	72,904	303,721
9	3,443	5,142	6,672	55 (Age 95)	13,476	91,505	450,698
10	4,088	6,135	8,043	60 (Age 100)	14,122	114,211	667,356

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.  The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or our administrative office at:

Western Reserve Life
570 Carillon Parkway
St. Petersburg, Florida 33716
1-800-851-9777
Facsimile: 1-727-299-1620 (for subaccount transfers only – 1-727-299-1648)
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)
www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”) describing its Public Disclosure Program.

SEC File No. 333-135005/811-4420

AG17000-05/2010